CUSTODIAN AGREEMENT

This Agreement between each entity set forth on Appendix A hereto (as such Appendix A may be amended from time to time) (each such entity and each entity made subject to this Agreement in accordance with Section 18, referred to herein individually as the "Fund" and collectively as the "Funds"), and STATE STREET BANK and TRUST COMPANY, a Massachusetts trust company (the "Custodian").

                                   WITNESSETH:

WHEREAS, the Custodian and the Funds desire to enter into this Custodian Agreement;

WHEREAS, the Funds are registered under the Investment Company Act of 1940 and each Fund has appointed the Bank to act as its Custodian;

WHEREAS, the Funds may be authorized to issue shares in separate series, with each such series representing interests in a separate portfolio of securities and other assets; and

WHEREAS, each Fund so authorized intends that this Agreement be applicable to each of its series set forth on Appendix A hereto (as such Appendix A may be amended from time to time) (such series together with all other series subsequently established by the Fund and made subject to this Agreement in accordance with Section 24, be referred to herein as the "Portfolio(s)").

NOW THEREFORE, in consideration of the mutual covenants and agreements hereinafter contained, the parties hereto agree as follows:

SECTION 1.        EMPLOYMENT OF CUSTODIAN AND PROPERTY TO BE HELD BY IT
                  -----------------------------------------------------

Each Fund hereby employs the Custodian as the custodian of the assets of the Portfolios of the Fund, including securities which the Fund, on behalf of the applicable Portfolio, desires to be held in places within the United States ("domestic securities") and securities it desires to be held outside the United States ("foreign securities"). Each Fund, on behalf of its Portfolio(s), agrees to deliver to the Custodian all securities and cash of such Portfolios, and all payments of income, payments of principal or capital distributions received by it with respect to all securities owned by the Portfolio(s) from time to time, and the cash consideration received by it for such new or treasury shares of beneficial interest of each Fund representing interests in its Portfolios ("Shares") as may be issued or sold from time to time. The Custodian shall not be responsible for any property of a Portfolio held or received by the Portfolio and not delivered to the Custodian, including without limitation any property released, delivered or otherwise removed from such Portfolio's account with the Custodian pursuant to "Proper Instructions" (as such term is defined in Section 6 hereof).

Upon receipt of Proper Instructions, the Custodian shall on behalf of the applicable Portfolio(s) from time to time employ one or more sub-custodians located in the United States, but only in accordance with an applicable vote by the board of directors or the board of trustees of the applicable Fund on behalf of the applicable Portfolio(s) (as appropriate, and in each case, the "Board"). The Custodian may employ as sub-custodian for each Fund's foreign securities on behalf of the applicable Portfolio(s) the foreign banking institutions and foreign securities depositories designated in Schedules A and B hereto, but only in accordance with the applicable provisions of Sections 3 and 4. The Custodian shall have no more or less responsibility or liability to the Fund on account of any actions or omissions of any sub-custodian so employed than any such sub-custodian has to the Custodian.


SECTION 2. DUTIES OF THE CUSTODIAN  WITH RESPECT TO PROPERTY OF THE FUND HELD BY
           THE CUSTODIAN IN THE UNITED STATES
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     SECTION 2.1 HOLDING  SECURITIES.  The Custodian  shall hold and  physically segregate for the account of each Portfolio all non-cash property, to be held by it in the United States, including all domestic securities owned by such Portfolio other than securities which are maintained pursuant to Section 2.9 in a clearing agency which acts as a securities depository or in a book-entry system authorized by the U.S. Department of the Treasury (each, a "U.S. Securities System").

     SECTION 2.2 DELIVERY OF SECURITIES. The Custodian shall release and deliver domestic securities owned by a Portfolio held by the Custodian or in a U.S. Securities System account of the Custodian only upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

     1) Upon sale of such securities for the account of the Portfolio and receipt of payment therefor;

     2) Upon the receipt of payment in connection with any repurchase agreement related to such securities entered into by the Portfolio;

     3) In the case of a sale effected through a U.S. Securities System, in accordance with the provisions of Section 2.9 hereof;

     4) To the depository agent in connection with tender or other similar offers for securities of the Portfolio;

     5) To the issuer thereof or its agent when such securities are called, redeemed, retired or otherwise become payable; provided that, in any such case, the cash or other consideration is to be delivered to the Custodian;

     6) To the issuer thereof, or its agent, for transfer into the name of the Portfolio or into the name of any nominee or nominees of the Custodian or into the name or nominee name of any agent appointed pursuant to
          Section 2.8 or into the name or nominee name of any sub-custodian appointed pursuant to Section 1; or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units; provided that, in any such case, the new securities are to be delivered to the Custodian;

     7) Upon the sale of such securities for the account of the Portfolio, to the broker or its clearing agent, against a receipt, for examination in accordance with "street delivery" custom; provided that in any such case, the Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Custodian's own negligence or willful misconduct;

     8) For exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     9) In the case of warrants, rights or similar securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities; provided that, in any such case, the new securities and cash, if any, are to be delivered to the Custodian;

     10) For delivery in connection with any loans of securities made by the Portfolio, but only against receipt of adequate collateral as agreed upon from time to time by the Custodian and the Fund on behalf of the Portfolio, which may be in the form of cash or obligations issued by the United States government, its agencies or instrumentalities, except that in connection with any loans for which collateral is to be credited to the Custodian's account in the book-entry system authorized by the U.S. Department of the Treasury, the Custodian will not be held liable or responsible for the delivery of securities owned by the Portfolio prior to the receipt of such collateral;

     11) For delivery as security in connection with any borrowing by the Fund on behalf of the Portfolio requiring a pledge of assets by the Fund on behalf of the Portfolio, but only against receipt of amounts borrowed;

     12) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of The National Association of Securities Dealers, Inc. ("NASD"), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange, or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio of the Fund;

     13) For delivery in accordance with the provisions of any agreement among the Fund on behalf of the Portfolio, the Custodian, and a futures commission merchant registered under the Commodity Exchange Act, relating to compliance with the rules of the Commodity Futures Trading Commission ("CFTC") and/or any contract market, or any similar organization or organizations, regarding account deposits in connection with transactions by the Portfolio of the Fund;

     14) Upon receipt of instructions from the transfer agent for the Fund (the "Transfer Agent") for delivery to such Transfer Agent or to the holders of Shares in connection with distributions in kind, as may be described from time to time in the currently effective prospectus and statement of additional information of the Fund related to the Portfolio (the "Prospectus"), in satisfaction of requests by holders of Shares for repurchase or redemption; and

     15) For any other purpose, but only upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio specifying the securities of the Portfolio to be delivered and naming the person or persons to whom delivery of such securities shall be made.

     SECTION 2.3 REGISTRATION OF SECURITIES. Domestic securities held by the Custodian (other than bearer securities) shall be registered in the name of the Portfolio or in the name of any nominee of a Fund on behalf of a Portfolio or of any nominee of the Custodian which nominee shall be assigned exclusively to a Portfolio, unless a Fund has authorized in writing the appointment of a nominee to be used in common with other registered investment companies having the same investment advisor as the Portfolio, or in the name or nominee name of any agent appointed pursuant to Section 2.8 or in the name or nominee name of any sub-custodian appointed pursuant to Section 1. All securities accepted by the Custodian on behalf of the Portfolio under the terms of this Agreement shall be in "street name" or other good delivery form. If, however, the Fund directs the Custodian to maintain securities in "street name", the Custodian shall utilize its best efforts only to timely collect income due the Fund on such securities and to notify the Fund on a best efforts basis only of relevant corporate actions including, without limitation, pendency of calls, maturities, tender or exchange offers.

     SECTION 2.4 BANK ACCOUNTS. The Custodian shall open and maintain a separate bank account or accounts in the United States in the name of each Portfolio of each Fund, subject only to draft or order by the Custodian acting pursuant to the terms of this Agreement, and shall hold in such account or accounts, subject to the provisions hereof, all cash received by it from or for the account of the Portfolio, other than cash maintained by the Portfolio in a bank account established and used in accordance with Rule 17f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"). Funds held by the Custodian for a Portfolio may be deposited by it to its credit as Custodian in the banking department of the Custodian or in such other banks or trust companies as it may in its discretion deem necessary or desirable; provided, however, that every such bank or trust company shall be qualified to act as a custodian under the 1940 Act and that each such bank or trust company and the funds to be deposited with each such bank or trust company shall on behalf of each applicable Portfolio be approved by vote of a majority of the Board. Such funds shall be deposited by the Custodian in its capacity as Custodian and shall be withdrawable by the Custodian only in that capacity.

     SECTION 2.5 COLLECTION OF INCOME. Subject to the provisions of Section 2.3, the Custodian shall collect on a timely basis all income and other payments with respect to registered domestic securities held hereunder to which each Portfolio shall be entitled either by law or pursuant to custom in the securities business, and shall collect on a timely basis all income and other payments with respect to bearer domestic securities if, on the date of payment by the issuer, such securities are held by the Custodian or its agent thereof and shall credit such income, as collected, to such Portfolio's custodian account. Without limiting the generality of the foregoing, the Custodian shall detach and present for payment all coupons and other income items requiring presentation as and when they become due and shall collect interest when due on securities held hereunder. Income due each Portfolio on securities loaned pursuant to the provisions of Section 2.2 (10) shall be the responsibility of the Fund. The Custodian will have no duty or responsibility in connection therewith, other than to provide the Fund with such information or data as may be necessary to assist the Fund in arranging for the timely delivery to the Custodian of the income to which the Portfolio is properly entitled.

     SECTION 2.6 PAYMENT OF FUND MONIES. Upon receipt of Proper Instructions on behalf of the applicable Portfolio, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out monies of a Portfolio in the following cases only:

          1) Upon the purchase of domestic securities, options, futures contracts or options on futures contracts for the account of the Portfolio but only (a) against the delivery of such securities or evidence of title to such options, futures contracts or options on futures contracts to the Custodian (or any bank, banking firm or trust company doing business in the United States or abroad which is qualified under the 1940 Act to act as a custodian and has been designated by the Custodian as its agent for this purpose) registered in the name of the Portfolio or in the name of a nominee of the Custodian referred to in Section 2.3 hereof or in proper form for transfer; (b) in the case of a purchase effected through a U.S. Securities System, in accordance with the conditions set forth in Section 2.9 hereof; (c) in the case of repurchase agreements entered into between the Fund on behalf of the Portfolio and the Custodian, or another bank, or a broker-dealer which is a member of NASD, (i) against delivery of the securities either in certificate form or through an entry crediting the Custodian's account at the Federal Reserve Bank with such securities or (ii) against delivery of the receipt evidencing purchase by the Portfolio of securities owned by the Custodian along with written evidence of the agreement by the Custodian to repurchase such securities from the Portfolio; or
               (d) for transfer to a time deposit account of the Fund in any bank, whether domestic or foreign; such transfer may be effected prior to receipt of a confirmation from a broker and/or the applicable bank pursuant to Proper Instructions as defined herein;

          2)   In  connection   with   conversion,   exchange  or  surrender  of
               securities owned by the Portfolio as set forth in Section 2.2 hereof;

          3)   For the redemption or repurchase of Shares issued as set forth in
               Section 5 hereof;

          4) For the payment of any expense or liability incurred by the Portfolio, including but not limited to the following payments for the account of the Portfolio: interest, taxes, management, accounting, transfer agent and legal fees, and operating expenses of the Fund whether or not such expenses are to be in whole or part capitalized or treated as deferred expenses;

          5) For the payment of any dividends declared or distributions on Shares pursuant to the governing documents of the Fund;

          6) For payment of the amount of dividends received in respect of securities sold short; and

          7) For any other purpose, but only upon receipt of Proper Instructions on behalf of the Portfolio specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

     SECTION 2.7 LIABILITY FOR PAYMENT IN ADVANCE OF RECEIPT OF SECURITIES PURCHASED . Except as specifically stated otherwise in this Agreement, in any and every case where payment for purchase of domestic securities for the account of the Fund is made by the Custodian in advance of receipt of the securities purchased in the absence of specific written instructions from the Fund to so pay in advance, the Custodian shall be absolutely liable to the Fund for such securities to the same extent as if the securities had been received by the Custodian.

     SECTION 2.8 APPOINTMENT OF AGENTS. The Custodian may at any time or times in its discretion appoint (and may at any time remove) any other bank or trust company which is itself qualified under the 1940 Act to act as a custodian, as its agent to carry out such of the provisions of this Section 2 as the Custodian may from time to time direct; provided, however, that the appointment of any agent shall not relieve the Custodian of its responsibilities or liabilities hereunder.

     SECTION 2.9 DEPOSIT OF FUND ASSETS IN U.S. SECURITIES SYSTEMS. The Custodian may deposit and/or maintain securities owned by a Portfolio in a U.S. Securities System subject to the following provisions:

          1) The Custodian may keep securities of the Portfolio in a U.S. Securities System provided that such securities are represented in an account of the Custodian in the U.S. Securities System (the "U.S. Securities System Account") which account shall not include any assets of the Custodian other than assets held as a fiduciary, custodian or otherwise for customers;

          2) The records of the Custodian with respect to securities of the Portfolio which are maintained in a U.S. Securities System shall identify by book-entry those securities belonging to the Portfolio;

          3) The Custodian shall pay for securities purchased for the account of the Portfolio upon (i) receipt of advice from the U.S. Securities System that such securities have been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such payment and transfer for the account of the Portfolio. The Custodian shall transfer securities sold for the account of the Portfolio upon
               (i) receipt of advice from the U.S. Securities System that payment for such securities has been transferred to the U.S. Securities System Account, and (ii) the making of an entry on the records of the Custodian to reflect such transfer and payment for the account of the Portfolio. Copies of all advices from the U.S. Securities System of transfers of securities for the account of the Portfolio shall identify the Portfolio, be maintained for the Portfolio by the Custodian and be provided to the Fund at its request. Upon request, the Custodian shall furnish the Fund on behalf of the Portfolio confirmation of each transfer to or from the account of the Portfolio in the form of a written advice or notice and shall furnish to the Fund on behalf of the Portfolio copies of daily transaction sheets reflecting each day's transactions in the U.S. Securities System for the account of the Portfolio;

          4) The Custodian shall provide the Fund with any report obtained by the Custodian on the U.S. Securities System's accounting system, internal accounting control and procedures for safeguarding securities deposited in the U.S. Securities System;

          5) Anything to the contrary in this Agreement notwithstanding, the Custodian shall be liable to the Fund for the benefit of the Portfolio for any loss or damage to the Portfolio resulting from use of the U.S. Securities System by reason of any negligence, misfeasance or misconduct of the Custodian or any of its agents or of any of its or their employees or from failure of the Custodian or any such agent to enforce effectively such rights as it may have against the U.S. Securities System; at the election of the Fund, it shall be entitled to be subrogated to the rights of the Custodian with respect to any claim against the U.S. Securities System or any other person which the Custodian may have as a consequence of any such loss or damage if and to the extent that the Portfolio has not been made whole for any such loss or damage.

     SECTION 2.10 SEGREGATED ACCOUNT. The Custodian shall upon receipt of Proper Instructions on behalf of each applicable Portfolio establish and maintain a segregated account or accounts for and on behalf of each such Portfolio, into which account or accounts may be transferred cash and/or securities, including securities maintained in an account by the Custodian pursuant to Section 2.9 hereof, (i) in accordance with the provisions of any agreement among the applicable Fund on behalf of the Portfolio, the Custodian and a broker-dealer registered under the Exchange Act and a member of the NASD (or any futures commission merchant registered under the Commodity Exchange Act), relating to compliance with the rules of The Options Clearing Corporation and of any registered national securities exchange (or the CFTC or any registered contract market), or of any similar organization or organizations, regarding escrow or other arrangements in connection with transactions by the Portfolio, (ii) for purposes of segregating cash or government securities in connection with options purchased, sold or written by the Portfolio or commodity futures contracts or options thereon purchased or sold by the Portfolio, (iii) for the purposes of compliance by the Portfolio with the procedures required by Investment Company Act Release No. 10666, or any subsequent release of the U.S. Securities and Exchange Commission (the "SEC"), or interpretative opinion of the staff of the SEC, relating to the maintenance of segregated accounts by registered investment companies, and (iv) for any other purpose upon receipt of Proper Instructions from the Fund on behalf of the applicable Portfolio.

     SECTION 2.11 OWNERSHIP CERTIFICATES FOR TAX PURPOSES. The Custodian shall execute ownership and other certificates and affidavits for all federal and state tax purposes in connection with receipt of income or other payments with respect to domestic securities of each Portfolio held by it and in connection with transfers of securities.

     SECTION 2.12 PROXIES. The Custodian shall, with respect to the domestic securities held hereunder, cause to be promptly executed by the registered holder of such securities, if the securities are registered otherwise than in the name of the Portfolio or a nominee of the Portfolio, all proxies, without indication of the manner in which such proxies are to be voted, and shall promptly deliver to the Portfolio such proxies, all proxy soliciting materials and all notices relating to such securities.

     SECTION 2.13 COMMUNICATIONS RELATING TO PORTFOLIO SECURITIES. Subject to the provisions of Section 2.3, the Custodian shall transmit promptly to the applicable Fund for each Portfolio all written information (including, without limitation, pendency of calls and maturities of domestic securities and expirations of rights in connection therewith and notices of exercise of call and put options written by the Fund on behalf of the Portfolio and the maturity of futures contracts purchased or sold by the Portfolio) received by the Custodian from issuers of the securities being held for the Portfolio. With respect to tender or exchange offers, the Custodian shall transmit promptly to the Portfolio all written information received by the Custodian from issuers of the securities whose tender or exchange is sought and from the party (or its agents) making the tender or exchange offer. If the Portfolio desires to take action with respect to any tender offer, exchange offer or any other similar transaction, the Portfolio shall notify the Custodian at least three business days prior to the date on which the Custodian is to take such action.

     SECTION 2.14 SERVICES RELATING TO LOANS. The Custodian shall perform certain additional services with respect to loans of the Stein Roe Floating Rate Limited Liability Company Portfolio and the Liberty Floating Rate Advantage Fund as described on the Loan Services Addendum attached hereto.


SECTION 3.        PROVISIONS RELATING TO RULES 17F-5 AND 17F-7
                  --------------------------------------------

     SECTION  3.1.   DEFINITIONS.   As  used  throughout  this  Agreement,   the
capitalized terms set forth below shall have the indicated meanings:

"Country Risk" means all factors reasonably related to the systemic risk of holding Foreign Assets in a particular country including, but not limited to, such country's political environment, economic and financial infrastructure
(including any Eligible Securities Depository operating in the country), prevailing or developing custody and settlement practices, and laws and regulations applicable to the safekeeping and recovery of Foreign Assets held in custody in that country.

"Eligible Foreign Custodian" has the meaning set forth in section (a)(1) of Rule 17f-5, including a majority-owned or indirect subsidiary of a U.S. Bank (as defined in Rule 17f-5), a bank holding company meeting the requirements of an Eligible Foreign Custodian (as set forth in Rule 17f-5 or by other appropriate action of the SEC, or a foreign branch of a Bank (as defined in Section 2(a)(5) of the 1940 Act) meeting the requirements of a custodian under Section 17(f) of the 1940 Act; the term does not include any Eligible Securities Depository.

"Eligible Securities Depository" has the meaning set forth in section (b)(1) of Rule 17f-7.

"Foreign Assets" means any of the Portfolios' investments (including foreign currencies) for which the primary market is outside the United States and such cash and cash equivalents as are reasonably necessary to effect the Portfolios' transactions in such investments.

"Foreign Custody Manager" has the meaning set forth in section (a)(3) of Rule 17f-5.

"Rule 17f-5" means Rule 17f-5 promulgated under the 1940 Act.

"Rule 17f-7" means Rule 17f-7 promulgated under the 1940 Act.

SECTION 3.2.      THE CUSTODIAN AS FOREIGN CUSTODY MANAGER.
                  ----------------------------------------

     3.2.1 DELEGATION TO THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Fund, by resolution adopted by the Board, hereby delegates to the Custodian, subject to Section (b) of Rule 17f-5, the responsibilities set forth in this Section 3.2 with respect to Foreign Assets of the Portfolios held outside the United States, and the Custodian hereby accepts such delegation as Foreign Custody Manager with respect to the Portfolios.

     3.2.2 COUNTRIES COVERED. The Foreign Custody Manager shall be responsible for performing the delegated responsibilities defined below only with respect to the countries and custody arrangements for each such country listed on Schedule A to this Contract, which list of countries may be amended from time to time by the Fund with the agreement of the Foreign Custody Manager. The Foreign Custody Manager shall list on Schedule A the Eligible Foreign Custodians selected by the Foreign Custody Manager to maintain the assets of the Portfolios, which list of Eligible Foreign Custodians may be amended from time to time in the sole discretion of the Foreign Custody Manager. The Foreign Custody Manager will provide amended versions of Schedule A in accordance with Section 3.2.5 hereof.

Upon the receipt by the Foreign Custody Manager of Proper Instructions to open an account or to place or maintain Foreign Assets in a country listed on Schedule A, and the fulfillment by the Fund, on behalf of the Portfolios, of the applicable account opening requirements for such country, the Foreign Custody Manager shall be deemed to have been delegated by the Board on behalf of the Portfolios responsibility as Foreign Custody Manager with respect to that country and to have accepted such delegation. Execution of this Agreement by the Fund shall be deemed to be a Proper Instruction to open an account, or to place or maintain Foreign Assets, in each country listed on Schedule A in which the Custodian has previously placed or currently maintains Foreign Assets pursuant to the terms of the Contract. Following the receipt of Proper Instructions directing the Foreign Custody Manager to close the account of a Portfolio with the Eligible Foreign Custodian selected by the Foreign Custody Manager in a designated country, the delegation by the Board on behalf of the Portfolios to the Custodian as Foreign Custody Manager for that country shall be deemed to have been withdrawn and the Custodian shall immediately cease to be the Foreign Custody Manager of the Portfolios with respect to that country.

The Foreign Custody Manager may withdraw its acceptance of delegated responsibilities with respect to a designated country upon written notice to the Fund. Thirty days (or such longer period to which the parties agree in writing) after receipt of any such notice by the Fund, the Custodian shall have no further responsibility in its capacity as Foreign Custody Manager to the Fund with respect to the country as to which the Custodian's acceptance of delegation is withdrawn.

3.2.3    SCOPE OF DELEGATED RESPONSIBILITIES:
         -----------------------------------

     (a) SELECTION OF ELIGIBLE FOREIGN CUSTODIANS. Subject to the provisions of this Section 3.2, the Foreign Custody Manager may place and maintain the Foreign Assets in the care of the Eligible Foreign Custodian selected by the Foreign Custody Manager in each country listed on Schedule A, as amended from time to time. In performing its delegated responsibilities as Foreign Custody Manager to place or maintain Foreign Assets with an Eligible Foreign Custodian, the Foreign Custody Manager shall determine that the Foreign Assets will be subject to reasonable care, based on the standards applicable to custodians in the country in which the Foreign Assets will be held by that Eligible Foreign Custodian, after considering all factors relevant to the safekeeping of such assets, including, without limitation the factors specified in Rule 17f-5(c)(1).

     (b) CONTRACTS WITH ELIGIBLE FOREIGN CUSTODIANS. The Foreign Custody Manager shall determine that the contract governing the foreign custody arrangements with each Eligible Foreign Custodian selected by the Foreign Custody Manager will satisfy the requirements of Rule 17f-5(c)(2).

     (c) MONITORING. In each case in which the Foreign Custody Manager maintains Foreign Assets with an Eligible Foreign Custodian selected by the Foreign Custody Manager, the Foreign Custody Manager shall establish a system to monitor
(i) the appropriateness of maintaining the Foreign Assets with such Eligible Foreign Custodian and (ii) the contract governing the custody arrangements established by the Foreign Custody Manager with the Eligible Foreign Custodian. In the event the Foreign Custody Manager determines that the custody arrangements with an Eligible Foreign Custodian it has selected are no longer appropriate, the Foreign Custody Manager shall notify the Board in accordance with Section 3.2.5 hereunder.

     3.2.4 GUIDELINES FOR THE EXERCISE OF DELEGATED AUTHORITY. For purposes of this Section 3.2, the Board shall be deemed to have considered and determined to accept such Country Risk as is incurred by placing and maintaining the Foreign Assets in each country for which the Custodian is serving as Foreign Custody Manager of the Portfolios. 3.2.5 REPORTING REQUIREMENTS. The Foreign Custody Manager shall report the withdrawal of the Foreign Assets from an Eligible Foreign Custodian and the placement of such Foreign Assets with another Eligible Foreign Custodian by providing to the Board an amended Schedule A at the end of the calendar quarter in which an amendment to such Schedule has occurred. The Foreign Custody Manager shall make written reports notifying the Board of any other material change in the foreign custody arrangements of the Portfolios described in this Section 3.2 after the occurrence of the material change.

     3.2.6 STANDARD OF CARE AS FOREIGN CUSTODY MANAGER OF A PORTFOLIO. In performing the responsibilities delegated to it, the Foreign Custody Manager agrees to exercise reasonable care, prudence and diligence such as a person having responsibility for the safekeeping of assets of management investment companies registered under the 1940 Act would exercise.

     3.2.7 REPRESENTATIONS WITH RESPECT TO RULE 17F-5. The Foreign Custody Manager represents to the Fund that it is a U.S. Bank as defined in section
(a)(7) of Rule 17f-5. The Fund represents to the Custodian that the Board has determined that it is reasonable for the Board to rely on the Custodian to perform the responsibilities delegated pursuant to this Contract to the Custodian as the Foreign Custody Manager of the Portfolios.

     3.2.8 EFFECTIVE DATE AND TERMINATION OF THE CUSTODIAN AS FOREIGN CUSTODY MANAGER. The Board's delegation to the Custodian as Foreign Custody Manager of the Portfolios shall be effective as of the date hereof and shall remain in effect until terminated at any time, without penalty, by written notice from the terminating party to the non-terminating party. Termination will become effective thirty (30) days after receipt by the non-terminating party of such notice. The provisions of Section 3.2.2 hereof shall govern the delegation to and termination of the Custodian as Foreign Custody Manager of the Portfolios with respect to designated countries.

SECTION 3.3       ELIGIBLE SECURITIES DEPOSITORIES.
                  --------------------------------

     3.3.1 ANALYSIS AND MONITORING. The Custodian shall (a) provide the Fund (or its duly-authorized investment manager or investment advisor) with an analysis of the custody risks associated with maintaining assets with the Eligible Securities Depositories set forth on Schedule B hereto in accordance with section (a)(1)(i)(A) of Rule 17f-7, and (b) monitor such risks on a continuing basis, and promptly notify the Fund (or its duly-authorized investment manager or investment advisor) of any material change in such risks, in accordance with section (a)(1)(i)(B) of Rule 17f-7. The risk analysis provided by the Custodian may include consideration of the following, as deemed appropriate and relevant by the Custodian: a depository's expertise and market reputation, the quality of its services, its financial strength (including the level of settlement guarantee funds, collateral requirements, lines of credit, or insurance as compared with participants' daily settlement obligations), any insurance or indemnification arrangement, the extent and quality of regulation and independent examination of the depository, its standing in published ratings, its internal controls and other procedures for safeguarding investments, and any related legal protections.

     3.3.2 STANDARD OF CARE. The Custodian agrees to exercise reasonable care, prudence and diligence in performing the duties set forth in Section 3.3.1.


SECTION 4. DUTIES OF THE CUSTODIAN WITH RESPECT TO PROPERTY OF THE PORTFOLIOS HELD OUTSIDE THE UNITED STATES
            -------------------------------------------------------------------

     SECTION 4.1 DEFINITIONS. As used throughout this Agreement, the capitalized terms set forth below shall have the indicated meanings:

"Foreign Securities System" means an Eligible Securities Depository listed on Schedule B hereto.

"Foreign Sub-Custodian" means a foreign banking institution serving as an Eligible Foreign Custodian.

     SECTION 4.2. HOLDING SECURITIES. The Custodian shall identify on its books as belonging to the Portfolios the foreign securities held by each Foreign
Sub-Custodian or Foreign Securities System. The Custodian may hold foreign securities for all of its customers, including the Portfolios, with any Foreign Sub-Custodian in an account that is identified as belonging to the Custodian for the benefit of its customers, provided however, that (i) the records of the Custodian with respect to foreign securities of the Portfolios which are maintained in such account shall identify those securities as belonging to the Portfolios and (ii), to the extent permitted and customary in the market in which the account is maintained, the Custodian shall require that securities so held by the Foreign Sub-Custodian be held separately from any assets of such Foreign Sub-Custodian or of other customers of such Foreign Sub-Custodian.

     SECTION 4.3. FOREIGN SECURITIES SYSTEMS. Foreign securities shall be maintained in a Foreign Securities System in a designated country through arrangements implemented by the Custodian or a Foreign Sub-Custodian, as applicable, in such country.

     SECTION 4.4.   TRANSACTIONS IN FOREIGN CUSTODY ACCOUNT.
                    ---------------------------------------

     4.4.1. DELIVERY OF FOREIGN ASSETS. The Custodian or a Foreign Sub-Custodian shall release and deliver foreign securities of the Portfolios held by the Custodian or such Foreign Sub-Custodian, or in a Foreign Securities System account, only upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, and only in the following cases:

          (i) upon the sale of such foreign securities for the Portfolio in accordance with commercially reasonable market practice in the country where such foreign securities are held or traded, including, without limitation: (A) delivery against expectation of receiving later payment; or (B) in the case of a sale effected through a Foreign Securities System, in accordance with the rules governing the operation of the Foreign Securities System;

          (ii) in connection with any repurchase agreement related to foreign securities;

          (iii)to the depository agent in connection with tender or other similar offers for foreign securities of the Portfolios;

          (iv) to the issuer thereof or its agent when such foreign securities are called, redeemed, retired or otherwise become payable;

          (v) to the issuer thereof, or its agent, for transfer into the name of the Custodian (or the name of the respective Foreign Sub-Custodian or of any nominee of the Custodian or such Foreign Sub-Custodian) or for exchange for a different number of bonds, certificates or other evidence representing the same aggregate face amount or number of units;

          (vi) to brokers, clearing banks or other clearing agents for examination or trade execution in accordance with market custom; provided that in any such case the Foreign Sub-Custodian shall have no responsibility or liability for any loss arising from the delivery of such securities prior to receiving payment for such securities except as may arise from the Foreign Sub-Custodian's own negligence or willful misconduct;

          (vii)for exchange or conversion pursuant to any plan of merger, consolidation, recapitalization, reorganization or readjustment of the securities of the issuer of such securities, or pursuant to provisions for conversion contained in such securities, or pursuant to any deposit agreement;

          (viii) in the case of warrants, rights or similar foreign securities, the surrender thereof in the exercise of such warrants, rights or similar securities or the surrender of interim receipts or temporary securities for definitive securities;

          (ix) for delivery as security in connection with any borrowing by the Portfolios requiring a pledge of assets by the Portfolios;

          (x) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

          (xi) in connection with the lending of foreign securities; and

          (xii)for any other purpose, but only upon receipt of Proper Instructions specifying the foreign securities to be delivered and naming the person or persons to whom delivery of such securities shall be made.

     4.4.2. PAYMENT OF PORTFOLIO MONIES. Upon receipt of Proper Instructions, which may be continuing instructions when deemed appropriate by the parties, the Custodian shall pay out, or direct the respective Foreign Sub-Custodian or the respective Foreign Securities System to pay out, monies of the applicable Portfolio in the following cases only: (i) upon the purchase of foreign securities for the Portfolio, unless otherwise directed by Proper Instructions, by (A) delivering money to the seller thereof or to a dealer therefor (or an agent for such seller or dealer) against expectation of receiving later delivery of such foreign securities; or (B) in the case of a purchase effected through a Foreign Securities System, in accordance with the rules governing the operation of such Foreign Securities System;

          (ii) in connection with the conversion, exchange or surrender of foreign securities of the Portfolio;

          (iii)for the payment of any expense or liability of the Portfolio, including but not limited to the following payments: interest, taxes, investment advisory fees, transfer agency fees, fees under this Contract, legal fees, accounting fees, and other operating expenses;

          (iv) for the purchase or sale of foreign exchange or foreign exchange contracts for the Portfolio, including transactions executed with or through the Custodian or its Foreign Sub-Custodians;

          (v) in connection with trading in options and futures contracts, including delivery as original margin and variation margin;

          (vi) for payment of part or all of the dividends received in respect of securities sold short;

          (vii)in   connection   with  the   borrowing  or  lending  of  foreign
               securities; and

          (viii) for any other purpose, but only upon receipt of Proper Instructions specifying the amount of such payment and naming the person or persons to whom such payment is to be made.

     4.4.3. MARKET CONDITIONS. Notwithstanding any provision of this Contract to the contrary, settlement and payment for Foreign Assets received for the account of the Portfolios and delivery of Foreign Assets maintained for the account of the Portfolios may be effected in accordance with the customary established securities trading or processing practices and procedures in the country or market in which the transaction occurs, including, without limitation, delivering Foreign Assets to the purchaser thereof or to a dealer therefor (or an agent for such purchaser or dealer) with the expectation of receiving later payment for such Foreign Assets from such purchaser or dealer.

The Custodian shall provide to the Board the information with respect to custody and settlement practices in countries in which the Custodian employs a Foreign Sub-Custodian described on Schedule C hereto at the time or times set forth on such Schedule. The Custodian may revise Schedule C from time to time, provided that no such revision shall result in the Board being provided with substantively less information than had been previously provided hereunder.

     SECTION 4.5. REGISTRATION OF FOREIGN SECURITIES. The foreign securities maintained in the custody of a Foreign Sub-Custodian (other than bearer securities) shall be registered in the name of the applicable Portfolio or in the name of the Custodian or in the name of any Foreign Sub-Custodian or in the name of any nominee of the foregoing, and the Fund on behalf of such Portfolio agrees to hold any such nominee harmless from any liability as a holder of record of such foreign securities. The Custodian or a Foreign Sub-Custodian shall not be obligated to accept securities on behalf of a Portfolio under the terms of this Contract unless the form of such securities and the manner in which they are delivered are in accordance with reasonable market practice.

     SECTION 4.6 BANK ACCOUNTS. The Custodian shall identify on its books as belonging to the Fund cash (including cash denominated in foreign currencies) deposited with the Custodian. Where the Custodian is unable to maintain, or market practice does not facilitate the maintenance of, cash on the books of the Custodian, a bank account or bank accounts shall be opened and maintained outside the United States on behalf of a Portfolio with a Foreign Sub-Custodian. All accounts referred to in this Section shall be subject only to draft or order by the Custodian (or, if applicable, such Foreign Sub-Custodian) acting pursuant to the terms of this Agreement to hold cash received by or from or for the account of the Portfolio. Cash maintained on the books of the Custodian (including its branches, subsidiaries and affiliates), regardless of currency denomination, is maintained in bank accounts established under, and subject to the laws of, The Commonwealth of Massachusetts.

     SECTION 4.7. COLLECTION OF INCOME. The Custodian shall use reasonable commercial efforts to collect all income and other payments with respect to the Foreign Assets held hereunder to which the Portfolios shall be entitled and shall credit such income, as collected, to the applicable Portfolio. In the event that extraordinary measures are required to collect such income, the Fund and the Custodian shall consult as to such measures and as to the compensation and expenses of the Custodian relating to such measures.

     SECTION 4.8 SHAREHOLDER RIGHTS. With respect to the foreign securities held pursuant to this Section 4, the Custodian will use reasonable commercial efforts to facilitate the exercise of voting and other shareholder rights, subject always to the laws, regulations and practical constraints that may exist in the country where such securities are issued. The Fund acknowledges that local conditions, including lack of regulation, onerous procedural obligations, lack of notice and other factors may have the effect of severely limiting the ability of the Fund to exercise shareholder rights.

     SECTION 4.9. COMMUNICATIONS RELATING TO FOREIGN SECURITIES. The Custodian shall transmit promptly to the Fund written information with respect to materials received by the Custodian via the Foreign Sub-Custodians from issuers of the foreign securities being held for the account of the Portfolios (including, without limitation, pendency of calls and maturities of foreign securities and expirations of rights in connection therewith). With respect to tender or exchange offers, the Custodian shall transmit promptly to the Fund written information with respect to materials so received by the Custodian from issuers of the foreign securities whose tender or exchange is sought or from the party (or its agents) making the tender or exchange offer. The Custodian shall not be liable for any untimely exercise of any tender, exchange or other right or power in connection with foreign securities or other property of the Portfolios at any time held by it unless (i) the Custodian or the respective Foreign Sub-Custodian is in actual possession of such foreign securities or property and (ii) the Custodian receives Proper Instructions with regard to the exercise of any such right or power, and both (i) and (ii) occur at least three business days prior to the date on which the Custodian is to take action to exercise such right or power.

     SECTION 4.10. LIABILITY OF FOREIGN SUB-CUSTODIANS. Each agreement pursuant to which the Custodian employs a Foreign Sub-Custodian shall, to the extent possible, require the Foreign Sub-Custodian to exercise reasonable care in the performance of its duties, and to indemnify, and hold harmless, the Custodian from and against any loss, damage, cost, expense, liability or claim arising out of or in connection with the Foreign Sub-Custodian's performance of such obligations. At the Fund's election, the Portfolios shall be entitled to be subrogated to the rights of the Custodian with respect to any claims against a Foreign Sub-Custodian as a consequence of any such loss, damage, cost, expense, liability or claim if and to the extent that the Portfolios have not been made whole for any such loss, damage, cost, expense, liability or claim.

     SECTION 4.11 TAX LAW. The Custodian shall have no responsibility or liability for any obligations now or hereafter imposed on a Fund, the Portfolios or the Custodian as custodian of the Portfolios by the tax law of the United States or of any state or political subdivision thereof. It shall be the responsibility of the applicable Fund to notify the Custodian of the obligations imposed on such Fund with respect to the Portfolios or the Custodian as custodian of the Portfolios by the tax law of countries other than those mentioned in the above sentence, including responsibility for withholding and other taxes, assessments or other governmental charges, certifications and governmental reporting. The sole responsibility of the Custodian with regard to such tax law shall be to use reasonable efforts to assist the Fund with respect to any claim for exemption or refund under the tax law of countries for which the Fund has provided such information.

     SECTION 4.12. LIABILITY OF CUSTODIAN. The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian to the same extent as set forth with respect to sub-custodians generally in the Contract and, regardless of whether assets are maintained in the custody of a Foreign Sub-Custodian or a Foreign Securities System, the Custodian shall not be liable for any loss, damage, cost, expense, liability or claim resulting from nationalization, expropriation, currency restrictions, or acts of war or terrorism, or any other loss where the Sub-Custodian has otherwise acted with reasonable care.


SECTION 5.        PAYMENTS FOR SALES OR REPURCHASES OR REDEMPTIONS OF SHARES
                  ----------------------------------------------------------

The Custodian shall receive from the distributor for the Shares or from the Transfer Agent and deposit into the account of the appropriate Portfolio such payments as are received for Shares thereof issued or sold from time to time by the applicable Fund. The Custodian will provide timely notification to such Fund on behalf of each such Portfolio and the Transfer Agent of any receipt by it of payments for Shares of such Portfolio. From such funds as may be available for the purpose, the Custodian shall, upon receipt of instructions from the Transfer Agent, make funds available for payment to holders of Shares who have delivered to the Transfer Agent a request for redemption or repurchase of their Shares. In connection with the redemption or repurchase of Shares, the Custodian is authorized upon receipt of instructions from the Transfer Agent to wire funds to or through a commercial bank designated by the redeeming shareholders. In connection with the redemption or repurchase of Shares, the Custodian shall honor checks drawn on the Custodian by a holder of Shares, which checks have been furnished by a Fund to the holder of Shares, when presented to the Custodian in accordance with such procedures and controls as are mutually agreed upon from time to time between a Fund and the Custodian.


SECTION 6.        PROPER INSTRUCTIONS
                  -------------------

Proper Instructions as used throughout this Agreement means a writing signed or initialed by one or more person or persons as the applicable Fund shall have from time to time authorized. Each such writing shall set forth the specific transaction or type of transaction involved, including a specific statement of the purpose for which such action is requested. Oral instructions will be considered Proper Instructions if the Custodian reasonably believes them to have been given by a person authorized to give such instructions with respect to the transaction involved. Each applicable Fund shall cause all oral instructions to be confirmed in writing. Proper Instructions may include communications effected directly between electro-mechanical or electronic devices provided that each Fund and the Custodian agree to security procedures, including but not limited to, the security procedures selected by the Fund in the Funds Transfer Addendum attached hereto. For purposes of this Section, Proper Instructions shall include instructions received by the Custodian pursuant to any three-party agreement which requires a segregated asset account in accordance with Section 2.10.


SECTION 7.        ACTIONS PERMITTED WITHOUT EXPRESS AUTHORITY
                  -------------------------------------------
The Custodian may in its discretion, without express authority from the applicable Fund on behalf of each applicable Portfolio:

          1) make payments to itself or others for minor expenses of handling securities or other similar items relating to its duties under this Agreement, provided that all such payments shall be accounted for to the Fund on behalf of the Portfolio;

          2)   surrender   securities  in  temporary   form  for  securities  in
               definitive form;

          3) endorse for collection, in the name of the Portfolio, checks, drafts and other negotiable instruments; and

          4) in general, attend to all non-discretionary details in connection with the sale, exchange, substitution, purchase, transfer and other dealings with the securities and property of the Portfolio except as otherwise directed by the Board. SECTION 8. EVIDENCE OF AUTHORITY

The Custodian shall be protected in acting upon any instructions, notice, request, consent, certificate or other instrument or paper believed by it to be genuine and to have been properly executed by or on behalf of the applicable Fund. The Custodian may receive and accept a copy of a resolution certified by the Secretary or an Assistant Secretary of a Fund ("Certified Resolution") as conclusive evidence (a) of the authority of any person to act in accordance with such resolution or (b) of any determination or of any action by the Board as described in such resolution, and such resolution may be considered as in full force and effect until receipt by the Custodian of written notice to the contrary.


SECTION 9. DUTIES OF CUSTODIAN WITH RESPECT TO THE BOOKS OF ACCOUNT AND CALCULATION OF NET ASSET VALUE AND NET INCOME
             ------------------------------------------------------------------

The Custodian shall cooperate with and supply necessary information to the entity or entities appointed by the Board to keep the books of account of each Portfolio and/or compute the net asset value per Share of the outstanding Shares or, if directed in writing to do so by the Fund on behalf of the Portfolio, shall itself keep such books of account and/or compute such net asset value per Share. If so directed, the Custodian shall also calculate daily the net income of the Portfolio as described in the Prospectus and shall advise the Fund and the Transfer Agent daily of the total amounts of such net income and, if instructed in writing by an officer of the Fund to do so, shall advise the Transfer Agent periodically of the division of such net income among its various components. The calculations of the net asset value per Share and the daily income of each Portfolio shall be made at the time or times described from time to time in the Prospectus.


SECTION 10.       RECORDS
                  -------

The Custodian shall with respect to each Portfolio create and maintain all records relating to its activities and obligations under this Agreement in such manner as will meet the obligations of the Fund under the 1940 Act, with particular attention to Section 31 thereof and Rules 31a-1 and 31a-2 thereunder. All such records shall be the property of the Fund and shall at all times during the regular business hours of the Custodian be open for inspection by duly authorized officers, employees or agents of the Fund and employees and agents of the SEC. The Custodian shall, at the applicable Fund's request, supply the Fund with a tabulation of securities owned by each Portfolio and held by the Custodian and shall, when requested to do so by the Fund and for such compensation as shall be agreed upon between the Fund and the Custodian, include certificate numbers in such tabulations.


SECTION 11.       OPINION OF FUND'S INDEPENDENT ACCOUNTANT
                  ----------------------------------------

The Custodian shall take all reasonable action, as the applicable Fund on behalf of each applicable Portfolio may from time to time request, to obtain from year to year favorable opinions from such Fund's independent accountants with respect to its activities hereunder in connection with the preparation of the Fund's Form N-1A, and Form N-SAR or other annual reports to the SEC and with respect to any other requirements thereof.


SECTION 12.       REPORTS TO FUND BY INDEPENDENT PUBLIC ACCOUNTANTS
                  ------------------------------------------------

The Custodian shall provide the applicable Fund, on behalf of each of the Portfolios at such times as the Fund may reasonably require, with reports by independent public accountants on the accounting system, internal accounting control and procedures for safeguarding securities, futures contracts and options on futures contracts, including securities deposited and/or maintained in a U.S. Securities System or a Foreign Securities System, relating to the services provided by the Custodian under this Agreement; such reports, shall be of sufficient scope and in sufficient detail, as may reasonably be required by the Fund to provide reasonable assurance that any material inadequacies would be disclosed by such examination, and, if there are no such inadequacies, the reports shall so state.


SECTION 13.       COMPENSATION OF CUSTODIAN
                  -------------------------

The Custodian shall be entitled to reasonable compensation for its services and expenses as Custodian, as agreed upon from time to time between each Fund on behalf of each applicable Portfolio and the Custodian.


SECTION 14.       RESPONSIBILITY OF CUSTODIAN
                  ---------------------------

So long as and to the extent that it is in the exercise of reasonable care, the Custodian shall not be responsible for the title, validity or genuineness of any property or evidence of title thereto received by it or delivered by it pursuant to this Agreement and shall be held harmless in acting upon any notice, request, consent, certificate or other instrument reasonably believed by it to be genuine and to be signed by the proper party or parties, including any futures commission merchant acting pursuant to the terms of a three-party futures or options agreement. The Custodian shall be held to the exercise of reasonable care in carrying out the provisions of this Agreement, but shall be kept indemnified by and shall be without liability to any Fund for any action taken
or  omitted  by  it  in  good  faith  without  negligence,   including,  without
limitation, acting in accordance with any Proper Instruction. It shall be entitled to rely on and may act upon advice of counsel (who may be counsel for a Fund) on all matters, and shall be without liability for any action reasonably taken or omitted pursuant to such advice. Except as may arise from the Custodian's own negligence or willful misconduct, or the negligence or willful misconduct of a Foreign Sub-Custodian, the Custodian shall be without liability to any Fund or Portfolio for any loss, liability, claim or expense resulting from or caused by anything which is part of Country Risk (as defined in Section 3 hereof), including without limitation nationalization, expropriation, currency restrictions, or acts of war, revolution, riots or terrorism.

Except as may arise from the Custodian's own negligence or willful misconduct or the negligence or willful misconduct of a sub-custodian or agent, the Custodian shall be without liability to any Fund for any loss, liability, claim or expense resulting from or caused by; (i) events or circumstances beyond the reasonable control of the Custodian or any sub-custodian or Securities System or any agent or nominee of any of the foregoing, including, without limitation, the interruption, suspension or restriction of trading on or the closure of any securities market, power or other mechanical or technological failures or interruptions, computer viruses or communications disruptions, work stoppages, natural disasters, or other similar events or acts; (ii) errors by any Fund or its duly-authorized investment manager or investment advisor in their instructions to the Custodian provided such instructions have been in accordance with this Agreement; (iii) the insolvency of or acts or omissions by a
Securities System; (iv) any delay or failure of any broker, agent or intermediary, central bank or other commercially prevalent payment or clearing system to deliver to the Custodian's sub-custodian or agent securities purchased or in the remittance or payment made in connection with securities sold; (v) any delay or failure of any company, corporation, or other body in charge of registering or transferring securities in the name of the Custodian, any Fund, the Custodian's sub-custodians, nominees or agents or any consequential losses arising out of such delay or failure to transfer such securities including non-receipt of bonus, dividends and rights and other accretions or benefits;
(vi) delays or inability to perform its duties due to any disorder in market infrastructure with respect to any particular security or Securities System; and
(vii) any provision of any present or future law or regulation or order of the United States of America, or any state thereof, or any other country, or political subdivision thereof or of any court of competent jurisdiction.

The Custodian shall be liable for the acts or omissions of a Foreign Sub-Custodian (as defined in Section 4 hereof) to the same extent as set forth with respect to sub-custodians generally in this Agreement.

If a Fund on behalf of a Portfolio requires the Custodian to take any action with respect to securities, which action involves the payment of money or which action may, in the opinion of the Custodian, result in the Custodian or its nominee assigned to the Fund or the Portfolio being liable for the payment of money or incurring liability of some other form, such Fund on behalf of the Portfolio, as a prerequisite to requiring the Custodian to take such action, shall provide indemnity to the Custodian in an amount and form satisfactory to it.

If a Fund requires the Custodian, its affiliates, subsidiaries or agents, to advance cash or securities for any purpose (including but not limited to securities settlements, foreign exchange contracts and assumed settlement) or in the event that the Custodian or its nominee shall incur or be assessed any taxes, charges, expenses, assessments, claims or liabilities in connection with the performance of this Agreement, except such as may arise from its or its nominee's own negligent action, negligent failure to act or willful misconduct, any property at any time held for the account of the applicable Portfolio shall be security therefor and should the Fund fail to repay the Custodian promptly, the Custodian shall be entitled to utilize available cash and to dispose of such Portfolio's assets to the extent necessary to obtain reimbursement.

In no event shall the Custodian be liable for indirect, special or consequential damages.




SECTION 15.       EFFECTIVE PERIOD, TERMINATION AND AMENDMENT
                  -------------------------------------------

This Agreement shall become effective for any particular Fund on the date indicated on Appendix A, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto and may be terminated by either party by an instrument in writing delivered or mailed, postage prepaid to the other party, such termination to take effect not sooner than sixty (60) days after the date of such delivery or mailing; provided, however, that each Fund shall not amend or terminate this Agreement in contravention of any applicable federal or state regulations, or any provision of the Fund's Declaration of Trust, Articles of Incorporation or other governing documents, as applicable, and further provided, that each Fund on behalf of one or more of the Portfolios may at any time by action of its Board (i) substitute another bank or trust company for the Custodian by giving notice as described above to the Custodian, or (ii) immediately terminate this Agreement in the event of the appointment of a conservator or receiver for the Custodian by the Comptroller of the Currency or upon the happening of a like event at the direction of an appropriate regulatory agency or court of competent jurisdiction.

Upon termination of this Agreement with respect to any particular Portfolio, the Fund on behalf of each applicable Portfolio shall pay to the Custodian such compensation as may be due as of the date of such termination and shall likewise reimburse the Custodian for its costs, expenses and disbursements.


SECTION 16.       SUCCESSOR CUSTODIAN
                  -------------------

If a successor custodian for one or more Funds or Portfolios shall be appointed by the applicable Board, the Custodian shall, upon termination with respect to the applicable Fund, deliver to such successor custodian at the office of the Custodian, duly endorsed and in the form for transfer, all securities of each applicable Portfolio then held by it hereunder and shall transfer to an account of the successor custodian all of the securities of each such Portfolio held in a Securities System.

If no such successor custodian shall be appointed, the Custodian shall, in like manner, upon receipt of a Certified Resolution, deliver at the office of the Custodian and transfer such securities, funds and other properties in accordance with such resolution. In the event that no written order designating a successor custodian or Certified Resolution shall have been delivered to the Custodian on or before the date when such termination shall become effective, then the Custodian shall have the right to deliver to a bank or trust company, which is a "bank" as defined in the 1940 Act, doing business in Boston, Massachusetts, or New York, New York, of its own selection, having an aggregate capital, surplus, and undivided profits, as shown by its last published report, of not less than $25,000,000, all securities, funds and other properties held by the Custodian on behalf of each applicable Portfolio and all instruments held by the Custodian relative thereto and all other property held by it under this Agreement on behalf of each applicable Portfolio, and to transfer to an account of such successor custodian all of the securities of each such Portfolio held in any Securities System. Thereafter, such bank or trust company shall be the successor of the Custodian under this Agreement.

In the event that securities, funds and other properties remain in the possession of the Custodian after the date of termination hereof with respect to any Fund owing to failure of such Fund to procure the Certified Resolution to appoint a successor custodian, the Custodian shall be entitled to fair compensation for its services during such period as the Custodian retains possession of such securities, funds and other properties and the provisions of this Agreement relating to the duties and obligations of the Custodian shall remain in full force and effect.


SECTION 17.       INTERPRETIVE AND ADDITIONAL PROVISIONS
                  --------------------------------------

In connection with the operation of this Agreement, the Custodian and each Fund on behalf of each of the Portfolios, may from time to time agree on such provisions interpretive of or in addition to the provisions of this Agreement as may in their joint opinion be consistent with the general tenor of this Agreement. Any such interpretive or additional provisions shall be in a writing signed by both parties and shall be annexed hereto, provided that no such interpretive or additional provisions shall contravene any applicable federal or state regulations or any provision of the Fund's Declaration of Trust, Articles of Incorporation or other governing documents, as applicable. No interpretive or additional provisions made as provided in the preceding sentence shall be deemed to be an amendment of this Agreement.


SECTION 18.       ADDITIONAL PORTFOLIOS
                  ---------------------

In the event that any Fund establishes one or more series of Shares in addition to the Portfolios listed on Appendix A attached hereto with respect to which it desires to have the Custodian render services as custodian under the terms hereof and if the Custodian wishes to provide such services, then the parties will execute a revised Exhibit A. Upon execution thereof, such series of Shares shall become a Portfolio hereunder.


SECTION 19.       ADDITIONAL FUNDS
                  ----------------

In the event that any entity in addition to those Funds listed on Appendix A attached hereto desires to have the Custodian render services as custodian under the terms hereof and if the Custodian wishes to provide such services, then the parties will execute a revised Exhibit A. Upon execution thereof, such entity shall become a Fund hereunder and be bound by all terms, conditions and provisions hereof.


SECTION 20.       MASSACHUSETTS LAW TO APPLY
                  --------------------------

This Agreement shall be construed and the provisions thereof interpreted under and in accordance with laws of The Commonwealth of Massachusetts.



SECTION 21.       PRIOR AGREEMENTS
                  ----------------

This Agreement supersedes and terminates, as of the date hereof, all prior Agreements between each Fund on behalf of each of the Portfolios and the Custodian relating to the custody of each Fund's assets.


SECTION 22.       NOTICES.
                  -------

Any notice, instruction or other instrument required to be given hereunder may be delivered in person to the offices of the parties as set forth herein during normal business hours or delivered prepaid registered mail or by telex, cable or telecopy to the parties at the following addresses or such other addresses as may be notified by any party from time to time.

To any Fund:                        245 Summer Street
                                    Boston, Massachusetts  02111-2621
                                    Attention: J. Kevin Connaughton
                                    Telephone: (617) 585-4225
                                    Telecopy:  (617) 585-4248

To the Custodian:                   STATE STREET BANK AND TRUST COMPANY
                                    Investor Services
                                    2 Avenue de Lafayette
                                    Boston, Massachusetts  02111
                                    Attention: Michael Hagerty, Unit Head
                                    Telephone: (617) 662-3630
                                    Telecopy: (617) 662-

Such notice, instruction or other instrument shall be deemed to have been served in the case of a registered letter at the expiration of five business days after posting, in the case of cable twenty-four hours after dispatch and, in the case of telex, immediately on dispatch and if delivered outside normal business hours it shall be deemed to have been received at the next time after delivery when normal business hours commence and in the case of cable, telex or telecopy on the business day after the receipt thereof. Evidence that the notice was properly addressed, stamped and put into the post shall be conclusive evidence of posting.


SECTION 23.       REPRODUCTION OF DOCUMENTS
                  -------------------------

This Agreement and all schedules, addenda, exhibits, attachments and amendments hereto may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process. The parties hereto all/each agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

SECTION 24.       REMOTE ACCESS SERVICES ADDENDUM
                  -------------------------------

The Custodian and each Fund agree to be bound by the terms of the Remote Access Services Addendum attached hereto.


SECTION 25.       SHAREHOLDER COMMUNICATIONS ELECTION
                  -----------------------------------

SEC Rule 14b-2 requires banks which hold securities for the account of customers to respond to requests by issuers of securities for the names, addresses and holdings of beneficial owners of securities of that issuer held by the bank unless the beneficial owner has expressly objected to disclosure of this information. In order to comply with the rule, the Custodian needs the Funds to indicate whether they authorize the Custodian to provide the Funds' names, addresses, and share positions to requesting companies whose securities the Funds own. If the Funds tell the Custodian "no", the Custodian will not provide this information to requesting companies. If the Funds tells the Custodian "yes" or do not check either "yes" or "no" below, the Custodian is required by the rule to treat the Funds as consenting to disclosure of this information for all securities owned by the Funds or any funds or accounts established by the Funds. For the Funds' protection, the Rule prohibits the requesting company from using the Funds' names and addresses for any purpose other than corporate communications. Please indicate below whether the Funds consent or object by checking one of the alternatives below.

YES [ ] The Custodian is authorized to release the Funds' names, addresses, and share positions.

NO [X] The Custodian is not authorized to release the Funds' names, addresses, and share positions.


                  [Remainder of page intentionally left blank.]

         IN WITNESS WHEREOF, each of the parties has caused this instrument to be executed in its name and behalf by its duly authorized representative and its seal to be hereunder affixed as of October 10, 2001.

EACH OF THE FUNDS LISTED ON APPENDIX A:           FUND SIGNATURE ATTESTED TO BY:



         /s/ J. Kevin Connaughton                    /s/ Russell Kane
By:      _________________________          By:      ____________________

          J. Kevin Connaughton                        Russell Kane
Name:    _________________________          Name:    ____________________

          Treasurer
Title:   _________________________          Title:    Assistant Secretary
                                                     ---------------------------




STATE STREET BANK AND TRUST COMPANY         SIGNATURE ATTESTED TO BY:




         /s/ Joseph L. Hooley                        /s/ Raelene S. LaPlante
By:      ________________________           By:      _____________________

Name:    Joseph L. Hooley                   Name:    Raelene S. LaPlante
         ------------------------                    ---------------------

Title:   Executive Vice President                    Title:   Vice President
         ---------------------------                 ---------------------

                                   Appendix A
                               Custodian Agreement


LIBERTY FUNDS TRUST I                                             EFFECTIVE DATE


     Liberty High Yield Securities Fund                              10/24/01
     Liberty Income Fund                                             10/24/01
     Liberty Strategic Income Fund                                   10/24/01
     Liberty Tax-Managed Growth Fund                                 10/10/01
     Liberty Tax-Managed Growth Fund II                              10/10/01
     Liberty Tax-Managed Value Fund                                  10/10/01
     Liberty Tax-Managed Aggressive Growth Fund                      10/10/01


LIBERTY FUNDS TRUST II

     Liberty Newport Japan Opportunities Fund                        10/24/01
     Liberty Intermediate Government Fund                            10/24/01
     Liberty Newport Greater China Fund                              10/24/01
     Liberty Money Market Fund                                       10/10/01


LIBERTY FUNDS TRUST III

     Liberty Select Value Fund                                       10/10/01
     Liberty Newport International Equity Fund                       10/24/01
     The Liberty Fund                                                10/24/01
     Liberty Newport Global Equity Fund                              10/24/01
     Liberty Federal Securities Fund                                 10/24/01
     Liberty Contrarian Small-Cap Fund                               10/10/01
     Liberty Contrarian Equity Fund                                  10/10/01
     Liberty Contrarian Income Fund                                  10/10/01
     Liberty Contrarian Fund                                         10/10/01


LIBERTY FUNDS TRUST IV

     Liberty High Yield Municipal Fund                               10/17/01
     Liberty Tax-Exempt Fund                                         10/17/01
     Liberty Tax-Exempt Insured Fund                                 10/17/01
     Liberty Utilities Fund                                          10/10/01
     Liberty Municipal Money Market Fund                             10/10/01

                                   Appendix A
                         Custodian Agreement (continued)


LIBERTY FUNDS TRUST V                                             EFFECTIVE DATE

     Liberty California Tax-Exempt Fund                              10/17/01
     Liberty Connecticut Tax-Exempt Fund                             10/17/01
     Liberty Massachusetts Tax-Exempt Fund                           10/17/01
     Liberty New York Tax-Exempt Fund                                10/17/01
     Liberty Ohio Tax-Exempt Fund                                    10/17/01


LIBERTY FUNDS TRUST VI

     Liberty Small-Cap Value Fund                                    10/10/01
     Liberty Growth & Income Fund                                    10/10/01
     Liberty Newport Asia-Pacific Fund                               10/24/01


LIBERTY FUNDS TRUST VII

     Liberty Newport Tiger Fund                                      10/24/01
     Liberty Newport Europe Fund                                     10/24/01


CLOSED END FUNDS

     Colonial Intermediate High Income Fund                          10/24/01
     Colonial InterMarket Income Trust I                             10/24/01
     Colonial Insured Municipal Fund                                 10/17/01
     Colonial California Insured Municipal Fund                      10/17/01
     Colonial New York Insured Municipal Fund                        10/17/01
     Colonial Municipal Income Trust                                 10/17/01
     Colonial Investment Grade Municipal Trust                       10/17/01
     Colonial High Income Municipal Trust                            10/17/01

                                   Appendix A
                         Custodian Agreement (continued)


LIBERTY VARIABLE INVESTMENT TRUST                                 EFFECTIVE DATE
     Liberty Value Fund, VS                                          10/10/01
     Colonial Global Equity Fund, VS                                 10/24/01
     Colonial U.S. Growth & Income Fund, VS                          10/10/01
     Colonial Small Cap Value Fund, VS                               10/10/01
     Liberty All-Star Equity Fund, VS                                10/17/01
     Crabbe Huson Real Estate Investment Fund, VS                    10/10/01
     Liberty Select Value Fund, VS                                   10/10/01
     Liberty S&P 500 Index Fund, VS                                  10/10/01
     Rydex Health Care Fund, VS                                      10/10/01
     Rydex Financial Services Fund, VS                               10/10/01
     Stein Roe Global Utilities Fund, VS                             10/10/01
     Colonial Strategic Income Fund, VS                              10/24/01
     Colonial High Yield Securities Fund, VS                         10/24/01
     Colonial International Horizons Fund, VS                        10/24/01
     Colonial International Fund for Growth Fund, VS                 10/24/01
     Liberty Newport Japan Opportunities Fund, VS                    10/24/01
     Newport Tiger Fund, VS                                          10/24/01


     Liberty All-Star Growth Fund, Inc.                              10/17/01
     Liberty All-Star Equity Fund                                    10/17/01


LIBERTY-STEIN ROE FUNDS INVESTMENT TRUST
     Liberty Midcap Growth Fund                                      10/10/01
     Stein Roe Focus Fund                                            10/10/01
     Stein Roe Small Company Growth Fund                             10/10/01
     Stein Roe Capital Opportunities Fund                            10/10/01
     Stein Roe Global Thematic Equity Fund                           10/10/01
     Stein Roe Balanced Fund                                         10/10/01
     Stein Roe European Thematic Equity Fund                         10/10/01
     Liberty Growth Investor Fund                                    10/10/01
     Stein Roe International Fund                                    10/10/01
     Stein Roe Asia Pacific Fund                                     10/10/01
     Stein Roe Growth Stock Fund                                     10/10/01
     Stein Roe Young Investor Fund                                   10/10/01


LIBERTY-STEIN ROE FUNDS TRUST
     Stein Roe Institutional Client High Yield Fund                  10/10/01

                                   Appendix A
                         Custodian Agreement (continued)


LIBERTY-STEIN ROE FUNDS MUNICIPAL TRUST                           EFFECTIVE DATE
     Stein Roe Intermediate Municipals Fund                          10/10/01
     Stein Roe Municipal Money Market Fund                           10/10/01
     Stein Roe Managed Municipals Fund                               10/10/01
     Stein Roe High Yield Municipals Fund                            10/10/01


LIBERTY-STEIN ROE ADVISOR TRUST
     Liberty Young Investor Fund                                     10/10/01
     Liberty Growth Stock Fund                                       10/10/01


LIBERTY-STEIN ROE FUNDS INCOME TRUST
     Stein Roe Cash Reserves Fund                                    10/10/01
     Stein Roe Income Fund                                           10/10/01
     Stein Roe High Yield Fund                                       10/10/01
     Stein Roe Intermediate Bond Fund                                10/10/01


SR&F BASE TRUST
     SR&F Cash Reserves Portfolio                                    10/10/01
     SR&F Municipal Money Market Portfolio                           10/10/01
     SR&F High-Yield Municipals Portfolio                            10/10/01
     SR&F Intermediate Bond Portfolio                                10/10/01
     SR&F Income Portfolio                                           10/10/01
     SR&F High Yield Portfolio                                       10/10/01
     SR&F International Portfolio                                    10/10/01
     SR&F Growth Investor Portfolio                                  10/10/01
     SR&F Balanced Portfolio                                         10/10/01
     SR&F Growth Stock Portfolio                                     10/10/01

     Liberty Floating Rate Advantage Fund                            10/10/01


     Liberty Floating Rate Fund                                      10/10/01


     Liberty-Stein Roe Institutional Floating Rate Income Fund       10/10/01


     Stein Roe Floating Rate Limited Liability Company               10/10/01

                                   Appendix A
                         Custodian Agreement (continued)


STEINROE VARIABLE INVESTMENT TRUST                                EFFECTIVE DATE
     Stein Roe Balanced Fund, VS                                     10/10/01
     Stein Roe Growth Stock Fund, VS                                 10/10/01
     Stein Roe Small Company Growth Fund, VS                         10/10/01
     Stein Roe Money Market Fund, VS                                 10/10/01
     Liberty Federal Securities Fund, VS                             10/10/01




FOR THE ABOVE FUND PARTIES                  STATE STREET BANK AND TRUST COMPANY



       /s/ J. Kevin Connaughton                      /s/ Joseph L. Hooley
By:    ________________________             By:      ____________________


Name:  J. Kevin Connaughton                 Name:    Joseph L. Hooley
       ------------------------                      ------------------------

Title: Treasurer                            Title:   Executive Vice President
       ------------------------                      ------------------------


Date:  October 10, 2001
       --------------------------

                             Loan Services Addendum
                           to the Custodian Agreement,
                      dated as of October 10, 2001, between
                 each entity set forth on Appendix A thereto and
                       State Street Bank and Trust Company

In consideration of the mutual agreements contained herein and in the Custodian Agreement, dated as of October 10, 2001, between each entity set forth on Appendix A thereto (individually the "Fund" and collectively the "Funds") and State Street Bank and Trust Company (the "Custodian") (the "Custodian Agreement"), the receipt and sufficiency of which are hereby acknowledged, the Fund and the Custodian hereby agree as follows with respect to Loans. Capitalized terms used herein and not defined herein are used as defined in the Custodian Contract.


1. Safekeeping. All financing documents evidencing Loans of the applicable Portfolio of the Fund ("Financing Documents") shall be held by the Custodian at its offices in Boston, Massachusetts.


2.   Duties of the Custodian.

     a) The Custodian shall accept such Financing Documents as may be delivered to it from time to time by the Fund.

     b) If payments with respect to a Loan ("Loan Payment") are not received by the Custodian on the date on which they are due ("Payment Date") as reflected in the Payment Schedule (as such term is defined in Section 4(c) below) of the Loan, or in the case of interest payments, not received either on the interest payable date (the "Interest Payable Date") of the Loan or in the amount of their accrued interest payable, the Custodian shall promptly, but in no event later than one business day after the Payment Date or the Interest Payable Date, give telephonic notice to the party obligated under the Financing Documents to make such Loan Payment (the "Obligor") of its failure to make timely payment, and (2) if such payment is not received within three business days of its due date, shall notify the Fund of such Obligor's failure to make the Loan Payment. The Custodian shall have no responsibility with respect to the collection of Loan Payments which are past due, other than the duty to notify the Obligor and the Fund as provided herein.

     c) The Custodian shall have no responsibilities or duties whatsoever under this Addendum or in the Custodian Contract, with respect to Loans or the Financing Documents, except for such responsibilities as are expressly set forth herein and in the Custodian Contract. Without limiting the generality of the foregoing, The Custodian shall have no obligation to preserve any rights against prior parties or to exercise any right or perform any obligation in connection with the Loans. In case any question arises as to its duties hereunder, the Custodian may request instructions from the Fund and shall be entitled at all times to refrain from taking any action unless it has received Proper Instructions from the Fund and the Custodian shall in all events have no liability, risk or cost for any action taken, with respect to a Loan, pursuant to and in compliance with the Proper Instructions of such parties.

     d) The Custodian shall be only responsible and accountable for Loan Payments actually received by it and identified as for the account of the Fund; any and all credits and payments credited to the Fund, with respect to Loans, shall be conditional upon clearance and actual receipt by the Custodian of final payment thereon.

     e) The Custodian shall promptly, upon the Fund's request, release to the Fund's investment adviser or to any party as the Fund may specify, any Financing Documents being held on behalf of the Fund.


     3. Responsibilities of the Fund. With respect to each Loan held by the Custodian hereunder in accordance with the provisions hereof, the Fund shall (a) cause the Financing Documents evidencing such Loan to be delivered to the Custodian; (b) include with such Financing Documents an amortization schedule of payments (the "Payment Schedule") identifying the amount and due dates of scheduled principal payments; (c) cause the Custodian to be named as its nominee for payment purposes under the Financing Documents or otherwise provide for the direct payment of the Payments to the Custodian.


     4. Instructions; Authority to Act. The certificate of the Secretary or an Assistant Secretary of the Fund, identifying certain individuals to be officers of the Fund or employees of the investment adviser of the Fund authorized to sign any such instructions, may be received and accepted as conclusive evidence of the incumbency and authority of such to act and may be considered by the Custodian to be in full force and effect until it receives written notice to the contrary from the Secretary or Assistant Secretary of the Fund. Notwithstanding any other provision of this Addendum or the Custodian Contract, the Custodian shall have no responsibility to ensure that any investment by the Fund with respect to Loans has been authorized.


     5. Amendment and Termination. This Addendum may be amended by the Fund and the Custodian at any time, but only in writing by an instrument signed by both parties. This Addendum shall terminate upon the terms provided for in the Custodian Contract with respect to its termination, or upon the termination of the Custodian Contract, provided that the Fund has the express right to terminate this Addendum upon 30 days written notification.


     6. Attachment. In case any portion of the Loans or the Financing Documents shall be attached or levied upon pursuant to an order of court, or the delivery or disbursement thereof shall be stayed or enjoined by an order of court, or any other order, judgment or decrees shall be made or entered by any court affecting the property of the Fund or any act of the Custodian relating thereto, the Custodian is hereby expressly authorized in its sole discretion to obey and comply with all orders, judgments or decrees so entered or issued, without the necessity of inquire whether such court had jurisdiction, and, in case the Custodian obeys or complies with any such order, judgment or decree, it shall not be liable to anyone by reason of such compliance.


     7. Parties in Interest; No Third Party Benefit. This Addendum shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. This Addendum is not intended for, and shall not be construed to be intended for, the benefit of any third parties and may not be relied upon or enforced by any third parties.


     8. Notices, etc. All notices, applications and other communications hereunder shall be in writing and shall be deemed to have been given or made when delivered by recognized overnight delivery service or sent by telecopy transmission:

     (i) if to the Fund. 245 Summer Street, Boston, Massachusetts 02111-2621, or such other address as may have been furnished to the Custodian in writing by the Fund; and

     (ii) if to the Custodian, at State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111, or at such other address as may have been furnished to the Fund by the Custodian in writing, with a copy to State Street Bank and Trust Company, 2 Avenue de Lafayette, Boston, Massachusetts 02111.


     9. Examination of Securities and Related Documents. Upon reasonable prior notice to the Custodian, the Board of Managers, the Fund's accountants, attorneys and auditors will be permitted to examine the Financing Documents then in the physical possession of the Custodian and any records pertaining thereto during normal business hours.


     10.  Headings.   The  headings  set  forth  in  this  Addendum  appear  for convenience only and shall not affect the interpretation of this Addendum.


     11. Governing Law. This Addendum shall be construed and enforced in accordance with, and rights of the parties shall be governed by, the internal laws of The Commonwealth of Massachusetts.


     12. Severability. If any term hereof is determined to be invalid or unenforceable, such determination shall not affect the remaining terms.


     13. Non-Assignability. The rights and obligations of the parties to this Addendum are non-assignable.

                STATE STREET                             SCHEDULE A
           GLOBAL CUSTODY NETWORK
               SUBCUSTODIANS




Country                    Subcustodian

Argentina                  Citibank, N.A.


Australia                  Westpac Banking Corporation


Austria                    Erste Bank der Osterreichischen Sparkassen AG


Bahrain                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)


Bangladesh                 Standard Chartered Bank


Belgium                    Fortis Bank nv-sa


Benin                      via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast


Bermuda                    The Bank of Bermuda Limited


Bolivia                    Citibank, N. A.


Botswana                   Barclays Bank of Botswana Limited


Brazil                     Citibank, N.A.


Bulgaria                   ING Bank N.V.


Burkina Faso               via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast


Canada                     State Street Trust Company Canada


Chile                      BankBoston, N.A.


People's Republic          Hongkong and Shanghai Banking Corporation Limited,
of China                   Shanghai and Shenzhen branches



Colombia                   Cititrust Colombia S.A. Sociedad Fiduciaria


Costa Rica                 Banco BCT S.A.


Croatia                    Privredna Banka Zagreb d.d


Cyprus                     The Cyprus Popular Bank Ltd.


Czech Republic             Eeskoslovenska Obchodni Banka, A.S.


Denmark                    Danske Bank A/S


Ecuador                    Citibank, N.A.


Egypt                      HSBC Bank Egypt S.A.E.
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)


Estonia                    Hansabank


Finland                    Merita Bank Plc.


France                     BNP Paribas Securities Services, S.A.


Germany                    Dresdner Bank AG


Ghana                      Barclays Bank of Ghana Limited


Greece                     National Bank of Greece S.A.


Guinea-Bissau              via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast


Hong Kong                  Standard Chartered Bank

Hungary                    Citibank Rt.
                           (converting to Bank Austria Creditanstalt Rt August 10, 2001)


Iceland                    Icebank Ltd.


India                      Deutsche Bank AG

                           Hongkong and Shanghai Banking Corporation Limited


Indonesia                  Standard Chartered Bank


Ireland                    Bank of Ireland


Israel                     Bank Hapoalim B.M.


Italy                      BNP Paribas, Italian Branch


Ivory Coast                Societe Generale de Banques en Cote d'Ivoire


Jamaica                    Scotiabank Jamaica Trust and Merchant Bank Ltd.


Japan                      The Fuji Bank, Limited

                           Sumitomo Mitsui Banking Corporation


Jordan                     HSBC Bank Middle East
                           (as delegate of Hongkong and Shanghai Banking Corporation Limited)


Kazakhstan                 HSBC Bank Kazakhstan


Kenya                      Barclays Bank of Kenya Limited


Republic of Korea          Hongkong and Shanghai Banking Corporation Limited


Latvia                     A/s Hansabanka

Lebanon                    HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)


Lithuania                  Vilniaus Bankas AB


Malaysia                   Standard Chartered Bank Malaysia Berhad


Mali                       via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast


Mauritius                  Hongkong and Shanghai Banking Corporation Limited


Mexico                     Citibank Mexico, S.A.


Morocco                    Banque Commerciale du Maroc


Namibia                    Standard Bank Namibia Limited


Netherlands                Fortis Bank (Nederland) N.V.


New Zealand                Westpac Banking Corporation


Niger                      via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast


Nigeria                    Stanbic Merchant Bank Nigeria Limited


Norway                     Christiania Bank og Kreditkasse ASA


Oman                       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)


Pakistan                   Deutsche Bank AG


Palestine                  HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking
                           Corporation Limited)


Panama                     BankBoston, N.A.


Peru                       Citibank, N.A.


Philippines                Standard Chartered Bank


Poland                     Bank Handlowy w Warszawie S.A.


Portugal                   Banco Comercial Portugues


Qatar                      HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking Corporation Limited)


Romania                    ING Bank N.V.


Russia                     Credit Suisse First Boston AO - Moscow
                           (as delegate of Credit Suisse First Boston - Zurich)


Senegal                    via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast


Singapore                  The Development Bank of Singapore Limited


Slovak Republic            Eeskoslovenska Obchodni Banka, A.S.


Slovenia                   Bank Austria Creditanstalt d.d. - Ljubljana


South Africa               Standard Bank of South Africa Limited


Spain                      Banco Santander Central Hispano S.A.


Sri Lanka                  Hongkong and Shanghai Banking Corporation Limited


Swaziland                  Standard Bank Swaziland Limited


Sweden                     Skandinaviska Enskilda Banken


Switzerland                UBS AG


Taiwan - R.O.C.            Central Trust of China


Thailand                   Standard Chartered Bank


Togo                       via Societe Generale de Banques en Cote d'Ivoire,
                           Abidjan, Ivory Coast


Trinidad & Tobago          Republic Bank Limited


Tunisia                    Banque Internationale Arabe de Tunisie


Turkey                     Citibank, N.A.


Ukraine                    ING Bank Ukraine


United Arab Emirates       HSBC Bank Middle East
                           (as delegate of the Hongkong and Shanghai Banking
                           Corporation Limited)


United Kingdom             State Street Bank and Trust Company,  London Branch


Uruguay                    BankBoston, N.A.


Venezuela                  Citibank, N.A.


Vietnam                    The Hongkong and Shanghai
                           Banking Corporation Limited


Zambia                     Barclays Bank of Zambia Limited


Zimbabwe                   Barclays Bank of Zimbabwe Limited

                            STATE STREET                             SCHEDULE B
                       GLOBAL CUSTODY NETWORK
               DEPOSITORIES OPERATING IN NETWORK MARKETS




 Country                                   Depositories


Argentina                          Caja de Valores S.A.


Australia                          Austraclear Limited

                                   Reserve Bank Information and Transfer System


Austria                            Oesterreichische Kontrollbank AG
                                   (Wertpapiersammelbank Division)


Belgium                            Caisse Interprofessionnelle de Depots et de
                                   Virements de Titres, S.A.

                                   Banque Nationale de Belgique


Benin                              Depositaire Central - Banque de Reglement


Brazil                             Companhia Brasileira de Liquidacao e Custodia

                                   Sistema Especial de Liquidacao e de Custodia
                                   (SELIC)

                                   Central de Custodia e de Liquidacao
                                   Financeira de Titulos Privados
                                   (CETIP)


Bulgaria                           Central Depository AD

                                   Bulgarian National Bank


Burkina Faso                       Depositaire Central - Banque de Reglement


Canada                             Canadian Depository for Securities Limited


Chile                              Deposito Central de Valores S.A.


People's Republic                  Shanghai Securities Central Clearing &
of China                           Registration Corporation
                                   Shenzhen Securities Central Clearing Co.,
                                   Ltd.


Colombia                           Deposito Centralizado de Valores


Costa Rica                         Central de Valores S.A.


Croatia                            Ministry of Finance

                                   National Bank of Croatia

                                   Sredisnja Depozitarna Agencija d.d.


Czech Republic                     Stredisko cennych papiru

                                   Czech National Bank


Denmark                            Vaerdipapircentralen (Danish Securities
                                   Center)


Egypt                              Misr for Clearing, Settlement, and Depository


Estonia                            Eesti Vaartpaberite Keskdepositoorium


Finland                            Finnish Central Securities Depository


France                             Euroclear France


Germany                            Clearstream Banking AG, Frankfurt


Greece                             Bank of Greece,
                                   System for Monitoring Transactions in
                                   Securities in Book-Entry Form

                                   Apothetirion Titlon AE - Central Securities
                                   Depository


Guinea-Bissau                      Depositaire Central - Banque de Reglement


Hong Kong                          Central Clearing and Settlement System

                                   Central Moneymarkets Unit


Hungary                            Kozponti Elszamolohaz es Ertektar (Budapest)
                                   Rt. (KELER)


Iceland                            Iceland Securities Depository Limited


India                              National Securities Depository Limited

                                   Central Depository Services India Limited

                                   Reserve Bank of India


Indonesia                          Bank Indonesia

                                   PT Kustodian Sentral Efek Indonesia


Israel                             Tel Aviv Stock Exchange Clearing House Ltd.
                                   (TASE Clearinghouse)


Italy                              Monte Titoli S.p.A.


Ivory Coast                        Depositaire Central - Banque de Reglement


Jamaica                            Jamaica Central Securities Depository


Japan                              Japan Securities Depository Center (JASDEC)

                                   Bank of Japan Net System


Kazakhstan                         Central Depository of Securities


Kenya                              Central Bank of Kenya


Republic of Korea                  Korea Securities Depository


Latvia                             Latvian Central Depository


Lebanon                            Custodian and Clearing Center of Financial
                                   Instruments for
                                   Lebanon and the Middle East (Midclear) S.A.L.

                                   Banque du Liban


Lithuania                          Central Securities Depository of Lithuania


Malaysia                           Malaysian Central Depository Sdn. Bhd.

                                   Bank Negara Malaysia,
                                   Scripless Securities Trading and Safekeeping
                                   System


Mali                               Depositaire Central - Banque de Reglement


Mauritius                          Central Depository and Settlement Co. Ltd.

                                   Bank of Mauritius


Mexico                             S.D. INDEVAL (Instituto para el Deposito de
                                   Valores)


Morocco                            Maroclear


Netherlands                        Nederlands Centraal Instituut voor
                                   Giraal Effectenverkeer B.V. (NECIGEF)


New Zealand                        New Zealand Central Securities Depository
                                   Limited


Niger                              Depositaire Central - Banque de Reglement


Nigeria                            Central Securities Clearing System Limited


Norway                             Verdipapirsentralen (Norwegian Central
                                   Securities Depository)


Oman                               Muscat Depository & Securities Registration
                                   Company, SAOC


Pakistan                           Central Depository Company of Pakistan
                                   Limited

                                   State Bank of Pakistan


Palestine                          Clearing Depository and Settlement, a
                                   department of the Palestine Stock Exchange


Peru Caja de Valores y Liquidaciones, Institucion de Compensacion y Liquidacion de Valores S.A


Philippines                        Philippine Central Depository, Inc.

                                   Registry of Scripless Securities (ROSS) of the Bureau of Treasury


Poland                             National Depository of Securities
                                   (Krajowy Depozyt Papierow Wartosciowych SA)

                                   Central Treasury Bills Registrar


Portugal                           Central de Valores Mobiliarios


Qatar Central Clearing and Registration (CCR), a department of the Doha Securities Market


Romania                            National Securities Clearing, Settlement and
                                   Depository Company

                                   Bucharest Stock Exchange Registry Division

                                   National Bank of Romania


Russia                             Vneshtorgbank, Bank for Foreign Trade of the
                                   Russian Federation


Senegal                            Depositaire Central - Banque de Reglement


Singapore                          Central Depository (Pte) Limited

                                   Monetary Authority of Singapore


Slovak Republic                    Stredisko cennych papierov

                                   National Bank of Slovakia


Slovenia                           Klirinsko Depotna Druzba d.d.


South Africa                       Central Depository Limited

                                   Share Transactions Totally Electronic
                                   (STRATE) Ltd.


Spain                              Servicio de Compensacion y Liquidacion de
                                   Valores, S.A.

                                   Banco de Espana, Central de Anotaciones en
                                   Cuenta


Sri Lanka                          Central Depository System (Pvt) Limited


Sweden                             Vardepapperscentralen  VPC AB
                                   (Swedish Central Securities Depository)


Switzerland                        SegaIntersettle AG (SIS)


Taiwan - R.O.C.                    Taiwan Securities Central Depository Co.,
                                   Ltd.


Thailand                           Thailand Securities Depository Company
                                   Limited


Togo                               Depositaire Central - Banque de Reglement


Tunisia Societe Tunisienne Interprofessionelle pour la Compensation et de Depots des Valeurs Mobilieres


Turkey                             Takas ve Saklama Bankasi A.S. (TAKASBANK)

                                   Central Bank of Turkey


Ukraine                            National Bank of Ukraine

                                   Mizhregionalny Fondovy Souz


United Arab Emirates               Clearing and Depository System,
                                   a department of theDubai Financial Market


Venezuela                          Banco Central de Venezuela


Zambia                             LuSE Central Shares Depository Limited

                                   Bank of Zambia


TRANSNATIONAL

Euroclear

Clearstream Banking AG

                                   SCHEDULE C

                               MARKET INFORMATION

Publication/Type of Information                      Brief Description
(scheduled frequency)

The Guide to Custody in World Markets An overview of settlement and safekeeping procedures, (hardcopy annually and regular custody practices and foreign investor considerations for the website updates) markets in which State Street offers custodial services.

Global Custody Network Review               Information relating to Foreign Sub-
(annually)                                  Custodians in State Street's
                                            Global Custody Network.  The Review
                                            stands as an integral part of the
                                            materials that State Street provides
                                            to its U.S. mutual fund clients to
                                            assist them in complying with SEC
                                            Rule 17f-5. The Review also gives
                                            insight into State Street's market
                                            expansion and Foreign Sub-Custodian
                                            selection processes, as well as the
                                            procedures and controls used to
                                            monitor the financial condition and
                                            performance of our Foreign
                                            Sub-Custodian banks.

Securities Depository Review                Custody risk analyses of the Foreign
(annually)                                  Securities Depositories presently
                                            operating in Network markets.  This
                                            publication is an integral part of
                                            the materials that State Street
                                            provides to its U.S. mutual fund
                                            clients to meet informational
                                            obligations created by SEC Rule
                                            17f-7.

Global Legal Survey                         With respect to each market in which
(annually)                                  State Street offers custodial
                                            services, opinions relating to
                                            whether local law restricts
                                            (i) access of a
                                            fund's independent public
                                            accountants to books and records of
                                            a Foreign Sub-Custodian or Foreign
                                            Securities System, (ii) a fund's
                                            ability to recover in the event of
                                            bankruptcy or insolvency of a
                                            Foreign Sub-Custodian or Foreign
                                            Securities System, (iii) a fund's
                                            ability to recover in the event of a
                                            loss by a Foreign Sub-Custodian or
                                            Foreign Securities System, and (iv)
                                            the ability of a foreign investor to
                                            convert cash and cash equivalents to
                                            U.S. dollars.

Subcustodian Agreements                     Copies of the contracts that State
(annually)                                  Street has entered into with each
                                            Foreign Sub-Custodian that maintains
                                            U.S. mutual fund assets in the
                                            markets in which State Street offers
                                            custodial services.

Global Market Bulletin                      Information on changing settlement
(daily or as necessary                      and custody conditions in
                                            markets where State
                                            Street offers custodial services.
                                            Includes changes in market and tax
                                            regulations, depository
                                            developments, dematerialization
                                            information, as well as other market
                                            changes that may impact State
                                            Street's clients.

Foreign Custody Advisories                  For those markets where State Street
(as necessary)                              offers custodial
                                            services that exhibit special risks
                                            or infrastructures impacting
                                            custody, State Street issues market
                                            advisories to highlight those unique
                                            market factors which might impact
                                            our ability to offer recognized
                                            custody service levels.

Material Change Notices                     Informational letters and
(presently on a quarterly basis             accompanying materials confirming
or as otherwise necessary)                  State Street's foreign custody
                                            arrangements, including a summary of
                                            material changes with Foreign Sub-
                                            Custodians that have
                                            occurred during the previous
                                            quarter. The notices also identify
                                            any material changes in the
                                            custodial risks associated with
                                            maintaining assets with Foreign
                                            Securities Depositories.

                             FUNDS TRANSFER ADDENDUM


OPERATING GUIDELINES
---------------------------


1. Obligation of the Sender: State Street is authorized to promptly debit Client's (as named below) account(s) upon the receipt of a payment order in compliance with the selected Security Procedure chosen for funds transfer and in the amount of money that State Street has been instructed to transfer. State Street shall execute payment orders in compliance with the Security Procedure and with the Client's instructions on the execution date provided that such payment order is received by the customary deadline for processing such a request, unless the payment order specifies a later time. All payment orders and communications received after this time will be deemed to have been received on the next business day.

2. Security Procedure: The Client acknowledges that the Security Procedure it has designated on the Selection Form was selected by the Client from Security Procedures offered by State Street. The Client shall restrict access to confidential information relating to the Security Procedure to authorized persons as communicated in writing to State Street. The Client must notify State Street immediately if it has reason to believe unauthorized persons may have obtained access to such information or of any change in the Client's authorized personnel. State Street shall verify the authenticity of all instructions according to the Security Procedure.

3. Account Numbers: State Street shall process all payment orders on the basis of the account number contained in the payment order. In the event of a discrepancy between any name indicated on the payment order and the account number, the account number shall take precedence and govern.

4. Rejection: State Street reserves the right to decline to process or delay the processing of a payment order which (a) is in excess of the collected balance in the account to be charged at the time of State Street's receipt of such payment order; (b) if initiating such payment order would cause State Street, in State Street's sole judgment, to exceed any volume, aggregate dollar, network, time, credit or similar limits upon wire transfers which are applicable to State Street; or (c) if State Street, in good faith, is unable to satisfy itself that the transaction has been properly authorized.

5. Cancellation or Amendment: State Street shall use reasonable efforts to act on all authorized requests to cancel or amend payment orders received in compliance with the Security Procedure provided that such requests are received in a timely manner affording State Street reasonable opportunity to act. However, State Street assumes no liability if the request for amendment or cancellation cannot be satisfied.

6. Errors: State Street shall assume no responsibility for failure to detect any erroneous payment order provided that State Street complies with the payment order instructions as received and State Street complies with the Security Procedure. The Security Procedure is established for the purpose of authenticating payment orders only and not for the detection of errors in payment orders.

7. Interest and Liability Limits: State Street shall assume no responsibility for lost interest with respect to the refundable amount of any unauthorized payment order, unless State Street is notified of the unauthorized payment order within thirty (30) days of notification by State Street of the acceptance of such payment order. In no event shall State Street be liable for special, indirect or consequential damages, even if advised of the possibility of such damages and even for failure to execute a payment order.

8. Automated Clearing House ("ACH") Credit Entries/Provisional Payments: When a Client initiates or receives ACH credit and debit entries pursuant to these Guidelines and the rules of the National Automated Clearing House Association and the New England Clearing House Association, State Street will act as an
Originating Depository Financial Institution and/or Receiving Depository Institution, as the case may be, with respect to such entries. Credits given by State Street with respect to an ACH credit entry are provisional until State Street receives final settlement for such entry from the Federal Reserve Bank. If State Street does not receive such final settlement, the Client agrees that State Street shall receive a refund of the amount credited to the Client in connection with such entry, and the party making payment to the Client via such entry shall not be deemed to have paid the amount of the entry.

9. Confirmation Statements: Confirmation of State Street's execution of payment orders shall ordinarily be provided within 24 hours notice which may be delivered through State Street's proprietary information systems, such as, but not limited to Horizon and GlobalQuest(R), or by facsimile or callback. The Client must report any objections to the execution of a payment order within 30 days.

Security Procedure(s) Selection Form

Please select one or more of the funds transfer security procedures indicated below.

SWIFT

SWIFT (Society for Worldwide Interbank Financial Telecommunication) is a cooperative society owned and operated by member financial institutions that provides telecommunication services for its membership. Participation is limited to securities brokers and dealers, clearing and depository institutions, recognized exchanges for securities, and investment management institutions. SWIFT provides a number of security features through encryption and authentication to protect against unauthorized access, loss or wrong delivery of messages, transmission errors, loss of confidentiality and fraudulent changes to messages. SWIFT is considered to be one of the most secure and efficient networks for the delivery of funds transfer instructions. Selection of this security procedure would be most appropriate for existing SWIFT members.

Standing Instructions

Standing Instructions may be used where funds are transferred to a broker on the Client's established list of brokers with which it engages in foreign exchange transactions. Only the date, the currency and the currency amount are variable. In order to establish this procedure, State Street will send to the Client a list of the brokers that State Street has determined are used by the Client. The Client will confirm the list in writing, and State Street will verify the written confirmation by telephone. Standing Instructions will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the Standing Instruction will be confirmed by telephone prior to execution.

Remote Batch Transmission

Wire transfer instructions are delivered via Computer-to-Computer (CPU-CPU) data communications between the Client and State Street. Security procedures include encryption and or the use of a test key by those individuals authorized as Automated Batch Verifiers. Clients selecting this option should have an existing facility for completing CPU-CPU transmissions. This delivery mechanism is typically used for high-volume business.

Global Horizon Interchangesm Funds Transfer Service

Global Horizon Interchange Funds Transfer Service (FTS) is a State Street proprietary microcomputer-based wire initiation system. FTS enables Clients to electronically transmit authenticated Fedwire, CHIPS or internal book transfer instructions to State Street. This delivery mechanism is most appropriate for Clients with a low-to-medium number of transactions (5-75 per day), allowing Clients to enter, batch, and review wire transfer instructions on their PC prior to release to State Street.

Telephone Confirmation (Callback)

Telephone confirmation will be used to verify all non-repetitive funds transfer instructions received via untested facsimile or phone. This procedure requires Clients to designate individuals as authorized initiators and authorized verifiers. State Street will verify that the instruction contains the signature of an authorized person and prior to execution, will contact someone other than the originator at the Client's location to authenticate the instruction. Selection of this alternative is appropriate for Clients who do not have the capability to use other security procedures.

Repetitive Wires

For situations where funds are transferred periodically (minimum of one instruction per calendar quarter) from an existing authorized account to the same payee (destination bank and account number) and only the date and currency amount are variable, a repetitive wire may be implemented. Repetitive wires will be subject to a mutually agreed upon limit. If the payment order exceeds the established limit, the instruction will be confirmed by telephone prior to execution. Telephone confirmation is used to establish this process. Repetitive wire instructions must be reconfirmed annually. This alternative is recommended whenever funds are frequently transferred between the same two accounts.

Transfers Initiated by Facsimile

The Client faxes wire transfer instructions directly to State Street Mutual Fund Services. Standard security procedure requires the use of a random number test key for all transfers. Every six months the Client receives test key logs from State Street. The test key contains alpha-numeric characters, which the Client puts on each document faxed to State Street. This procedure ensures all wire instructions received via fax are authorized by the Client. We provide this option for Clients who wish to batch wire instructions and transmit these as a group to State Street Mutual Fund Services once or several times a day.

Automated Clearing House (ACH)

State Street receives an automated transmission or a magnetic tape from a Client for the initiation of payment (credit) or collection (debit) transactions through the ACH network. The transactions contained on each transmission or tape must be authenticated by the Client. Clients using ACH must select one or more of the following delivery options:

Global Horizon Interchange Automated Clearing House Service

Transactions are created on a microcomputer, assembled into batches and delivered to State Street via fully authenticated electronic transmissions in standard NACHA formats.

Transmission from Client PC to State Street Mainframe with Telephone Callback

Transmission from Client Mainframe to State Street Mainframe with Telephone Callback

Transmission from DST Systems to State Street Mainframe with Encryption

Magnetic Tape Delivered to State Street with Telephone Callback


State Street is hereby instructed to accept funds transfer instructions only via the delivery methods and security procedures indicated. The selected delivery methods and security procedure(s) will be effective for payment orders initiated by our organization.



Key Contact Information

Whom shall we contact to implement your selection(s)?

Client operations contact                               Alternate Contact


Name                                                    Name


Address                                                 Address


City/State/Zip Code                                     City/State/Zip Code


Telephone Number                                        Telephone Number


Facsimile Number                                        Facsimile Number


SWIFT Number


Telex Number

                                                         FUNDS TRANSFER ADDENDUM


INSTRUCTION(S)

TELEPHONE CONFIRMATION

Fund     All Funds on Appendix A
----------------------------------------------------------------------

Investment Adviser
----------------------------------------------------------------------

Authorized Initiators                       Please see attached
    Please Type or Print

Please provide a listing of Fund officers or other individuals are currently authorized to initiate wire transfer instructions to State Street:

NAME                    TITLE (Specify whether position     SPECIMEN SIGNATURE
                        is with Fund or Investment
                        Adviser)



Authorized Verifiers
    Please Type or Print

Please provide a listing of Fund officers of other individuals who will be CALLED BACK to verify the initiation of repetitive wires of $10 million or more and all non repetitive wire instructions:

NAME                    CALLBACK PHONE NUMBER         DOLLAR LIMITATION (IF ANY)

Trading Operations Transaction Authorization Matrix

                                                       Transaction Types
                                              Trade          Wire            Wire             Trades               Securities
Authorized Signer     Signature     Trades    Corrections    Transfers In    Transfers Out    Between Accounts     Transfers

Transaction Authorization Matrix

                                                       Transaction Types
                                    Wire               Wire             Other             Other
Authorized Signer     Signature     Transaction Out    Transaction In   Transaction Out   Transaction In
                                    (Dollar limit)     (Dollar limit)   (Dollar limit)

Transaction Authorization Matrix
Transaction Types - All authorizations require 2 signatures

                                                       Transaction Types
Authorized All      All  All Bill All      All   Wire        Wire          Transfers        Other           Other
Signer    Expenses Fees Payments Advisors Funds Transfers In Transfers Out Between Accounts Transaction Out Transaction In Signature

             REMOTE ACCESS SERVICES ADDENDUM TO CUSTODIAN AGREEMENT


ADDENDUM to that certain Custodian Contract dated as of October 10, 2001 (the "Custodian Agreement") between each entity set forth on Appendix A thereto, as may be amended from time to time (the "Customer") and State Street Bank and Trust Company, including its subsidiaries and affiliates ("State Street").


State Street has developed and utilizes proprietary accounting and other systems in conjunction with the custodian services which State Street provides to the Customer. In this regard, State Street maintains certain information in databases under its control and ownership which it makes available to its customers (the "Remote Access Services").

The Services

State Street agrees to provide you, the Customer, and your designated investment advisors, consultants or other third parties authorized by State Street who agree to abide by the terms of this Addendum ("Authorized Designees") with access to In~SightSM as described in Exhibit A or such other systems as may be offered from time to time (the "System") on a remote basis.

Security Procedures

You agree to comply, and to cause your Authorized Designees to comply, with remote access operating standards and procedures and with user identification or other password control requirements and other security procedures as may be issued from time to time by State Street for use of the System and access to the Remote Access Services. You agree to advise State Street immediately in the event that you learn or have reason to believe that any person to whom you have given access to the System or the Remote Access Services has violated or intends to violate the terms of this Addendum and you will cooperate with State Street in seeking injunctive or other equitable relief. You agree to discontinue use of the System and Remote Access Services, if requested, for any security reasons cited by State Street.

Fees

Fees and charges for the use of the System and the Remote Access Services and related payment terms shall be as set forth in the custody fee schedule in effect from time to time between the parties (the "Fee Schedule"). You shall be responsible for any tariffs, duties or taxes imposed or levied by any government or governmental agency by reason of the transactions contemplated by this Addendum, including, without limitation, federal, state and local taxes, use, value added and personal property taxes (other than income, franchise or similar taxes which may be imposed or assessed against State Street). Any claimed exemption from such tariffs, duties or taxes shall be supported by proper documentary evidence delivered to State Street. Proprietary Information/Injunctive Relief

The System and Remote Access Services described herein and the databases, computer programs, screen formats, report formats, interactive design techniques, formulae, processes, systems, software, know-how, algorithms, programs, training aids, printed materials, methods, books, records, files, documentation and other information made available to you by State Street as part of the Remote Access Services and through the use of the System and all copyrights, patents, trade secrets and other proprietary rights of State Street related thereto are the exclusive, valuable and confidential property of State Street and its relevant licensors (the "Proprietary Information"). You agree on behalf of yourself and your Authorized Designees to keep the Proprietary Information confidential and to limit access to your employees and Authorized Designees (under a similar duty of confidentiality) who require access to the System for the purposes intended. The foregoing shall not apply to Proprietary Information in the public domain or required by law to be made public.

You agree to use the Remote Access Services only in connection with the proper purposes of this Addendum. You will not, and will cause your employees and Authorized Designees not to, (i) permit any third party to use the System or the Remote Access Services, (ii) sell, rent, license or otherwise use the System or the Remote Access Services in the operation of a service bureau or for any purpose other than as expressly authorized under this Addendum, (iii) use the System or the Remote Access Services for any fund, trust or other investment vehicle without the prior written consent of State Street, or (iv) allow or cause any information transmitted from State Street's databases, including data from third party sources, available through use of the System or the Remote Access Services, to be published, redistributed or retransmitted for other than use for or on behalf of yourself, as our Customer.

You agree that neither you nor your Authorized Designees will modify the System in any way; enhance or otherwise create derivative works based upon the System; or reverse engineer, decompile or otherwise attempt to secure the source code for all or any part of the System.

You acknowledge that the disclosure of any Proprietary Information, or of any information which at law or equity ought to remain confidential, will immediately give rise to continuing irreparable injury to State Street inadequately compensable in damages at law and that State Street shall be entitled to obtain immediate injunctive relief against the breach or threatened breach of any of the foregoing undertakings, in addition to any other legal remedies which may be available.

Limited Warranties

State Street represents and warrants that it is the owner of and has the right to grant access to the System and to provide the Remote Access Services contemplated herein. Because of the nature of computer information technology and the necessity of relying upon third party sources, and data and pricing information obtained from third parties, the System and Remote Access Services are provided "AS IS", and you and your Authorized Designees shall be solely responsible for the investment decisions, results obtained, regulatory reports and statements produced using the Remote Access Services. State Street and its relevant licensors will not be liable to you or your Authorized Designees for any direct or indirect, special, incidental, punitive or consequential damages arising out of or in any way connected with the System or the Remote Access Services, nor shall either party be responsible for delays or nonperformance under this Addendum arising out of any cause or event beyond such party's control.

State Street will take reasonable steps to ensure that its products (and those of its third-party suppliers) reflect the available state of the art technology to offer products that are Year 2000 compliant, including, but not limited to, century recognition of dates, calculations that correctly compute same century and multi century formulas and date values, and interface values that reflect the date issues arising between now and December 31, 2099, and if any changes are required, State Street will make the changes to its products at no cost to you and in a commercially reasonable time frame and will require third-party suppliers to do likewise. You will do likewise for your systems.

EXCEPT AS EXPRESSLY SET FORTH IN THIS ADDENDUM, STATE STREET, FOR ITSELF AND ITS RELEVANT LICENSORS, EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES CONCERNING THE SYSTEM AND THE SERVICES TO BE RENDERED HEREUNDER, WHETHER EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE.

Infringement

State Street will defend or, at our option, settle any claim or action brought against you to the extent that it is based upon an assertion that access to the System or use of the Remote Access Services by you under this Addendum constitutes direct infringement of any United States patent or copyright or misappropriation of a trade secret, provided that you notify State Street promptly in writing of any such claim or proceeding and cooperate with State Street in the defense of such claim or proceeding. Should the System or the Remote Access Services or any part thereof become, or in State Street's opinion be likely to become, the subject of a claim of infringement or the like under the patent, copyright or trade secret laws of the United States, State Street shall have the right, at State Street's sole option, to (i) procure for you the right to continue using the System or the Remote Access Services, (ii) replace or modify the System or the Remote Access Services so that the System or the Remote Access Services becomes noninfringing, or (iii) terminate this Addendum without further obligation.

Termination

Either party may terminate this Addendum (i) for any reason by giving the other party at least one-hundred and eighty (180) days' prior written notice in the case of notice of termination by State Street to you or thirty (30) days' notice in the case of notice from you to State Street of termination, or (ii) immediately for failure of the other party to comply with any material term and condition of the Addendum by giving the other party written notice of termination. This Addendum shall in any event terminate within ninety (90) days after the termination of any custodian agreement applicable to you. In the event of termination, you will return to State Street all copies of documentation and other confidential information in your possession or in the possession of your Authorized Designees. The foregoing provisions with respect to confidentiality and infringement will survive termination for a period of three (3) years.

Miscellaneous

This Addendum and the Exhibit hereto constitute our entire understanding with respect to access to the System and the Remote Access Services. This Addendum cannot be modified or altered except in a writing duly executed by both of us and shall be governed by and construed in accordance with the laws of The Commonwealth of Massachusetts.

By your execution of the Custodian Agreement, you accept responsibility for your and your Authorized Designees' compliance with the terms of this Addendum.

                  [Remainder of page intentionally left blank.]

                                    EXHIBIT A


                                   IN~SIGHT SM
                           System Product Description

In~SightSM provides information delivery and on-line access to State Street. In~SightSM allows users a single point of entry into the many views of data created by the diverse systems and applications. Reports and data from systems such as Investment Policy MonitorSM, Multicurrency HorizonSM, Securities Lending, Performance & Analytics can be accessed through In~SightSM. This Internet-enabled application is designed to run from a Web browser and perform across low-speed data line or corporate high-speed backbones. In~SightSM also offers users a flexible toolset, including an ad-hoc query function, a custom graphics package, a report designer, and a scheduling capability. Data and reports offered through In~SightSM will continue to increase in direct proportion with the client roll out, as it is viewed as the information delivery system that will grow with our clients.


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